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Proxy Statement Pursuant to Section 14(a) of

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LEGG MASON, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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100 International Drive

Baltimore, Maryland 21202

June 16, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders which will be held at the Company’s headquarters located at 100 International Drive, 4th Floor Conference Center, Baltimore, Maryland at 10:00 a.m. on Tuesday, July 26, 2011. On the following pages, you will find the Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please grant a proxy to vote your shares in one of three ways: via the Internet, telephone or mail.

I hope that you will attend the meeting, and I look forward to seeing you there.

Sincerely,

MARK R. FETTING

Chairman of the Board and

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Tuesday, July 26, 2011

To the Stockholders of

LEGG MASON, INC.:

The Annual Meeting of Stockholders of Legg Mason, Inc., a Maryland corporation, will be held at the Company’s headquarters located at 100 International Drive, 4th Floor Conference Center, Baltimore, Maryland, on Tuesday, July 26, 2011 at 10:00 a.m. to consider and vote upon:

(1)	The election of five directors for the three-year term ending in 2014;

(2)	Amendment and re-approval of the Legg Mason, Inc. 1996 Equity Incentive Plan;

(3)	Amendment of the Legg Mason, Inc. Articles of Incorporation to provide for the annual election of directors;

(4)	An advisory vote on the compensation of the Company’s named executive officers;

(5)	An advisory vote on the frequency with which to hold an advisory vote on the compensation of the Company’s named executive officers;

(6)	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending March 31, 2012; and

(7)	Any other matter that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 24, 2011 as the date for determining stockholders of record entitled to notice of and to vote at the Annual Meeting.

This year, we will reduce our mailing and printing costs by taking advantage of Securities and Exchange Commission rules that allow us to provide proxy materials to you over the Internet. On or about June 16, 2011, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our 2011 Annual Report online. The Notice also provides instructions on how to vote via the Internet or by telephone and how to request a paper copy of the proxy materials, if you so desire. Whether you receive the Notice or paper copies of our proxy materials, the Proxy Statement and 2011 Annual Report are available to you at http://ir.leggmason.com/docs.aspx?iid=102761.

Your attention is directed to the accompanying Proxy Statement and 2011 Annual Report to Stockholders.

By order of the Board of Directors,

THOMAS C. MERCHANT

Secretary

June 16, 2011

PROXY STATEMENT

100 International Drive

Baltimore, Maryland 21202

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, July 26, 2011

The Board of Directors of Legg Mason, Inc. is soliciting proxies from its stockholders. If you grant a proxy, you may revoke it at any time before we exercise it. We are soliciting proxies by mail and MacKenzie Partners, our proxy solicitors, and our officers, directors and other employees may also solicit proxies by telephone or any other means of communication. We will bear the cost of soliciting proxies, including a fee of $12,500, plus expenses, paid to MacKenzie Partners for their services. We may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding the Notice of Internet Availability of Proxy Materials and other proxy materials to their principals.

In accordance with rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we are furnishing proxy materials, which include this Proxy Statement, to our stockholders over the Internet. If you have received a Notice of Internet Availability of Proxy Materials (“Notice”) by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy over the Internet or by telephone. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

It is anticipated that the Notice will be available to stockholders on June 16, 2011.

To be entitled to notice of and to vote at the meeting, you must have been a stockholder of record at the close of business on May 24, 2011. As of the close of business on that date, we had outstanding and entitled to vote 148,688,069 shares of our common stock, $.10 par value, each of which is entitled to one vote.

If you hold shares in your name as a holder of record, you may vote your shares in one of four ways:

•	By Internet: go to www.voteproxy.com and follow the instructions. You will need your Notice or proxy card to vote your shares this way.

•	By telephone: call 1.800.PROXIES (1-800-776-9437) and follow the voice prompts. You will need your Notice or proxy card to vote your shares this way.

•

By mail: request a paper proxy card in accordance with the instructions contained in the Notice and then complete, sign and date the proxy card and return it so that it is received by 11:59 p.m. EDT on July 25, 2011.

•	In person: if you are a stockholder as of May 24, 2011, you may vote in person at the meeting. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting.

If you hold your shares through a securities broker or nominee (that is in “street name”), you may vote your shares by proxy in the manner described in the Notice provided to you by that broker or nominee.

We must have a quorum of stockholders (at least 50% of all stockholders) present at the meeting either in person or represented by proxy in order for any business to be conducted. If a quorum of stockholders is present at the meeting, the following voting requirements will apply:

•

Directors are elected by the vote of a majority of the total votes cast for and affirmatively withheld by the stockholders present in person or represented by proxy at the meeting. Abstentions and broker non-votes will not affect the majority vote for the election of directors. If an incumbent nominee is not elected by the requisite vote, he or she must tender a resignation and the Board of Directors, through a process managed by the Nominating & Corporate Governance Committee, will decide whether to accept the resignation. The Board of Directors will publicly disclose its decision within 90 days after the results of the election are certified.

•

The amendment and re-approval of the Legg Mason, Inc. 1996 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal, and the total votes cast on the proposal must represent over 50% of all shares entitled to vote on the proposal. Therefore, if holders of more than 50% in interest of all shares entitled to vote on the proposal cast votes, abstentions and broker non-votes will not affect the result of the vote. However, if holders of less than 50% in interest of all shares entitled to vote on the proposal cast votes, abstentions and broker non-votes will have the same effect as a vote against the proposal.

•

The amendment of the Legg Mason, Inc. Articles of Incorporation requires the affirmative vote of 70% of all shares entitled to vote on the proposal. Abstentions and broker non-votes with regard to this proposal will have the same effect as a vote against it.

•

The advisory vote on named executive officer compensation requires the affirmative vote of a majority of the total votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will not affect the outcome of this proposal. The vote on this proposal is advisory only and not binding on the company.

•

For the advisory vote on the frequency of future votes on named executive officer compensation, the frequency (every year, every two years or every three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders. Abstentions and broker non-votes are not considered votes cast and will not affect the outcome of this proposal. The vote on this proposal is advisory only and not binding on the company.

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each year, one class is elected to serve for a term of three years. Our stockholders will vote at this Annual Meeting for the election of five directors for the three-year term expiring at the Annual Meeting of Stockholders in 2014.

All nominees presently serve as directors. Unless a stockholder withholds authority to vote, the persons named in the proxy will vote for the election of the nominees named. If any nominee is unable to serve, the persons named in the proxy may vote for a substitute nominee that they determine. Our Board of Directors has no reason to believe that any nominee will be unable to serve.

Legg Mason is proposing and recommending that stockholders approve an amendment of the Articles of Incorporation that would eliminate the classified board structure and provide for annual elections of all directors commencing at the Annual Meeting in 2014. See “Proposed Amendment of the Legg Mason, Inc. Articles of Incorporation to Provide for the Annual Election of Directors” below.

The Board of Directors recommends a vote “FOR” the election of each nominated director.

Nominees for Director for the Term Expiring in 2014

Harold L. Adams, age 72, has been a director of Legg Mason since January 1988. He has been the Chairman Emeritus of RTKL Associates, Inc., an international architecture, engineering and planning firm, since April 2003. He has served as a director of Lincoln Electric Holdings, Inc. since 2002 and Commercial Metals Company since 2004.

Mr. Adams’ qualifications to serve on our Board include his knowledge and experience gained in over 36 years of service as Chairman, President and Chief Executive Officer of an international architectural firm. Mr. Adams has also served as a leader on U.S. business advisory councils with Korea and China and the Services Policy Advisory Board to the U.S. Trade Negotiator and is Chairman of the Governor’s International Advisory Council for the State of Maryland. In these roles, Mr. Adams worked in many major international markets in a myriad of economic climates and cultures. He also has served as the Lead Independent Director of Lincoln Electric Holdings, Inc. since December 2004.

John T. Cahill, age 54, has been a director of Legg Mason since February 2010. Since 2008, Mr. Cahill has been an industrial partner at Ripplewood Holdings, LLC., a private equity firm. He has been Chairman of Hostess Brands, Inc. (“Hostess”), a Ripplewood portfolio company, since 2009. From 2002-2007, Mr. Cahill was the Chairman of The Pepsi Bottling Group, Inc. (“PBG”), a bottler of Pepsi-Cola beverages, and served as its Chief Executive Officer from 2001-2006; Chief Operating Officer from 2000-2001 and Chief Financial Officer and Head of International Operations from 1998-2000. Mr. Cahill has served as a director of Colgate-Palmolive Company (“Colgate”) since November 2005 and served as a director of PBG from March 1999 to April 2007.

Mr. Cahill’s qualifications to serve on our Board include his significant financial management, operational and leadership experience gained during his twenty-year career at PBG and PepsiCo Inc. and his experience gained serving as Chairman of Hostess’ Audit Committee, Deputy Chairman of Colgate’s Personnel and Organizational Committee, which oversees compensation matters, and Chairman of Colgate’s Audit Committee. Our Board has determined that Mr. Cahill qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

Mark R. Fetting, age 56, has been a director of Legg Mason since January 2008. Mr. Fetting was elected President and Chief Executive Officer of Legg Mason in January 2008 and Chairman of the Board in December 2008. He served as Senior Executive Vice President of Legg Mason from July 2004 to January 2008 and as Executive Vice President from July 2001 to July 2004. Mr. Fetting is a director of 16 funds within the Legg Mason Funds mutual funds complex and 31 funds within The Royce Funds mutual funds complex.

Mr. Fetting’s qualifications to serve on our Board include his knowledge and leadership of our business and his experience gained in working more than 30 years in the investment management industry. Mr. Fetting joined Legg Mason in 2000 and has served as our Chief Executive Officer and President since 2008.

Margaret Milner Richardson, age 68, has been a director of Legg Mason since November 2003. She is currently engaged in private consulting and investment activities. Ms. Richardson has served as a director of Jackson Hewitt Tax Service Inc. since June 2004.

Ms. Richardson’s qualifications to serve on our Board include her experience as a partner of Ernst & Young LLP where she served as the National Director of IRS Practice and Procedure and an advisor to the Foreign Investment Advisory Council in Russia. Ms. Richardson also served as U.S. Commissioner of Internal Revenue. She has been an attorney for more than 40 years and practiced tax law with Sutherland, Asbill and Brennan in Washington, D.C. Ms. Richardson was a member of the Internal Revenue Service Commissioner’s Advisory Group and chaired the group for a year.

Kurt L. Schmoke, age 61, has been a director of Legg Mason since January 2002. Mr. Schmoke has been Dean of the School of Law at Howard University since January 2003. He has been a director of The McGraw-Hill Companies, Inc. since 2003.

Mr. Schmoke’s qualifications to serve on our Board include his substantial education, legal, government regulation and public policy experience. Mr. Schmoke gained his experience serving as the Dean of the Law School at Howard University, partner at the law firm of Wilmer Cutler & Pickering, Mayor of Baltimore, the State’s Attorney for Baltimore, a member of the Council on Foreign Relations and a member of President Jimmy Carter’s domestic policy staff.

Directors Continuing in Office

Directors whose terms will expire in 2013

Dennis R. Beresford, age 72, has been a director of Legg Mason since September 2002. He is currently a professor at the University of Georgia, a position he has held since 1997. Mr. Beresford has served as a director of the Federal National Mortgage Association since May 2006. Mr. Beresford served as a director of Kimberly-Clark Corporation from November 2002 through April 2011 and MCI, Inc. (formerly WorldCom, Inc.) from July 2002 to January 2006.

Mr. Beresford’s qualifications to serve on our Board include his substantial accounting experience and expertise. Mr. Beresford was appointed to the Securities and Exchange Commission Advisory Committee on Improvements to Financial Reporting, served as the Chairman of the Financial Accounting Standards Board for ten years and served as the National Director of Accounting Standards for Ernst & Young LLP. He has also served as a Director of the National Association of Corporate Directors since January 2009. Our Board has determined that Mr. Beresford, a certified public accountant, qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

Nelson Peltz, age 68, has been a director of Legg Mason since October 2009. Mr. Peltz has served as the Chief Executive Officer and a founding partner of Trian Fund Management, L.P. (“Trian”) since its formation in 2005. From April 1993 through June 2007, Mr. Peltz served as Chairman and Chief Executive Officer of Triarc, which, during that period, owned Arby’s Restaurant Group, Inc. and Snapple Beverage Group, as well as other consumer and industrial businesses. Mr. Peltz has served as the non-executive Chairman of Wendy’s/Arby’s Group, Inc. since June 2007 and as a director of H.J. Heinz Company since September 2006. Mr. Peltz served as a director of Trian Acquisition I Corp. from October 2007 to January 2010, of Deerfield Capital Corp. from December 2004 to December 2007 and of Encore Capital Group, Inc. from February 1998 to October 2001 and from January 2003 to June 2006. Mr. Peltz was nominated to serve on the Board pursuant to an agreement with Trian, funds managed by Trian and certain of its affiliates.

Mr. Peltz’s qualifications to serve on our Board include more than 40 years of business and investment experience and 20 years of service as the Chairman and Chief Executive Officer of public companies. Mr. Peltz has developed extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved. As a result, he has strong operating experience and strategic planning skills and has strong relationships with institutional investors, investment banking and capital markets advisors and others that can be drawn upon for the company’s benefit.

W. Allen Reed, age 64, has been a director of Legg Mason since April 2006. He is a Senior Advisor for Aetos Capital, Inc., a real estate and private equity asset management company, and is engaged in private investment activities. From January 2006 to March 2006, Mr. Reed served as Chairman of the Board of General Motors Asset Management Corporation (“GMAMC”), the investment management subsidiary of General Motors Corporation, where he served as Vice President until March 2006. He also served as Chairman of the Board and Chief Executive Officer of General Motors Trust Bank, N.A. until March 2006; as Chief Executive Officer and President of GMAMC and General Motors Investment Management Corporation until December 2005; and as Chairman of the Board and Chief Executive Officer of General Motors Trust Company until March 2006. Mr. Reed has served as a director of Temple-Inland Inc. since 2000 and numerous mutual funds (102 as of December 31, 2010) in the Morgan Stanley mutual funds complex since 2006. Mr. Reed also served as a director of General Motors Acceptance Corp from September 1994 to March 2006 and of iShares, Inc. from July 1996 to June 2006.

Mr. Reed’s qualifications to serve on our Board include his extensive financial and leadership experience serving as a financial officer at Delta Airlines, Hughes Electronics and General Motors, including serving as the Chairman, President and CEO of GMAMC, Chairman and CEO of the General Motors Trust Bank, and a Vice President of General Motors Corporation. Mr. Reed’s experience includes running the largest corporate defined benefit fund at General Motors Corporation. He currently holds the Chartered Financial Analyst designation.

Nicholas J. St. George, age 72, has been a director of Legg Mason since July 1983. He is engaged in private investment activities.

Mr. St. George’s qualifications to serve on our Board include his 20 years of leadership, management and operational experience serving as the Chairman and Chief Executive Officer of Oakwood Homes Corporation, a manufacturer, financier and insurer of manufactured homes, and ten years of experience from 1966 to 1976 as head of investment banking for our former brokerage subsidiary. Mr. St. George, a lawyer, also has a long-standing history on our Board serving, at times during his tenure on our Board, as our Lead Independent Director and Chairman of the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

Directors whose terms will expire in 2012

Robert E. Angelica, age 64, has been a director of Legg Mason since February 2007 and is currently engaged in private investment activities. From 1999 through December 2006, Mr. Angelica served as the Chairman and Chief Executive Officer of AT&T Investment Management Corporation (“ATTIMCO”), an asset management subsidiary of AT&T Inc.

Mr. Angelica’s qualifications to serve on our Board include his extensive financial industry knowledge and substantial leadership experience serving as the Chairman and Chief Executive Officer of ATTIMCO, which is responsible for the investment and administration of more than $80 billion of employee benefit plan assets for AT&T Inc. Mr. Angelica’s diverse experience includes the development of asset allocation policies and strategies, risk management, selection of external investment managers and trustees, in-house asset management, regulatory compliance and accounting and financial reporting. He currently holds the Chartered Financial Analyst designation.

Barry W. Huff, age 67, has been a director of Legg Mason since June 2009 and is currently engaged in private consulting. Since his retirement in May 2008 from Deloitte & Touche USA LLP (“Deloitte”), an accounting firm, until March 2009, Mr. Huff provided consulting services to Deloitte. From 1995 to May 2008, Mr. Huff served as Vice Chairman, Office of the Chief Executive Officer at Deloitte.

Mr. Huff’s qualifications to serve on our Board include his substantial accounting and auditing experience and expertise. Mr. Huff served as Deloitte’s National Managing Director for their Accounting & Auditing Practice in the United States and Chairman of its Global Accounting & Auditing Committee. Mr. Huff’s experience includes risk management activities related to Deloitte’s Accounting & Auditing Practice and oversight and advisory services provided to Deloitte’s clients in the United States and globally in various industries, including financial services, manufacturing and regulatory. Our Board has determined that Mr. Huff, a certified public accountant, qualifies as an “audit committee financial expert” under the SEC’s rules and regulations.

John E. Koerner III, age 68, has been a director of Legg Mason since October 1990. Since 1995, he has been the managing member of Koerner Capital, LLC, a private investment company, or the President of its predecessor, Koerner Capital Corporation. Mr. Koerner has been a director of Lamar Advertising Company since 2007.

Mr. Koerner’s qualifications to serve on our Board include his extensive experience in corporate finance and the management of capital intensive organizations and capital markets activities during his career at Koerner Capital, LLC and as President and co-owner of Barq’s, Inc. and its subsidiary, The Delaware Punch Company. Mr. Koerner’s experience also includes service as a member of a number of civic boards.

Cheryl Gordon Krongard, age 55, has been a director of Legg Mason since January 2006 and is engaged in private investment activities. Ms. Krongard served as a senior partner of Apollo Management, L.P., a private investment company, from January 2002 to December 2004. From 1994 to 2000, she served as the Chief Executive Officer of Rothschild Asset Management and as Senior Managing Director for Rothschild North America. Additionally, she served as a director of Rothschild North America, Rothschild Asset Management, Rothschild Asset Management BV, and Rothschild Realty Inc. and as Managing Member of Rothschild Recovery Fund. She was elected a lifetime governor of the Iowa State University Foundation in 1997 and has served as Chairperson of its Investment Committee. Ms. Krongard is also a member of the Dean’s Advisory Council, Iowa State University College of Business. Ms. Krongard has served as a director of US Airways Group Inc. since 2005 and served as a director of Educate, Inc. from 2004 to 2007.

Ms. Krongard’s qualifications to serve on our Board include her asset management expertise and leadership experience serving as a senior executive at large, complex asset management organizations. Ms. Krongard’s experience includes strategic planning, new product development, client relations, marketing and public relations. Our Board has determined that Ms. Krongard qualifies as an “audit committee financial expert” under the rules and regulations of the SEC.

Scott C. Nuttall, age 38, has been a director of Legg Mason since January 2008. Mr. Nuttall is a Member of the general partner of Kohlberg Kravis Roberts & Co. (“KKR & Co.”), an alternative asset management firm, has been with KKR & Co. for over 12 years and is the head of KKR & Co.’s Global Capital and Asset Management Group. He has served as a director of Capmark Financial Group Inc. since 2006, and First Data Corporation and KKR Financial Holdings LLC since 2004. Mr. Nuttall served as a director of Willis Group Holdings Ltd., from 2001 to 2006. Mr. Nuttall was nominated to serve on the Board pursuant to a Note Purchase Agreement under which we issued our 2.5% Senior Convertible Notes. Under the purchase agreement, KKR & Co. has the right to nominate one individual to the Board and the Compensation Committee for as long as KKR & Co. or its related parties own at least 50% of the outstanding notes and at least $625 million in notes remains outstanding.

Mr. Nuttall’s qualifications to serve on our Board include his experience and knowledge acquired as the head of KKR & Co.’s Global Capital and Asset Management Group, which includes KKR Asset Management, KKR Capital Markets and the Client and Partners Group. Mr. Nuttall has played a significant role in KKR & Co.’s private equity investments and is actively involved in public companies affiliated with KKR. Mr. Nuttall also has substantial experience in merchant banking and merger and acquisition transactions.

Committees of the Board—Board Meetings

Our Board of Directors has an Audit Committee, a Compensation Committee, a Finance Committee, a Nominating & Corporate Governance Committee, and a Risk Committee. The current charters for these committees, as approved by our Board of Directors, are on, and may be printed from, our corporate website at www.leggmason.com under the “About Us—Corporate Governance” section. We will provide a copy of these charters, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202. The membership of the Board’s standing committees is as follows:

Director	Audit Committee	Compensation Committee	Finance Committee	Nominating & Corporate Governance Committee	Risk Committee
Harold L. Adams		C		M
Robert E. Angelica	M				M
Dennis R. Beresford	C		M		M
John T. Cahill	M	M	C
Mark R. Fetting Barry W. Huff	M		M		C
John E. Koerner III				M	M
Cheryl Gordon Krongard	M	M
Scott C. Nuttall	M	M	M
Nelson Peltz			M	M
W. Allen Reed			M	C
Margaret Milner Richardson	M				M
Nicholas J. St. George		M		M
Kurt L. Schmoke		M		M

C—Chairman

M—Member

During the fiscal year ended March 31, 2011, our Board of Directors met 6 times, our Audit Committee met 5 times, our Compensation Committee met 11 times, our Nominating & Corporate Governance Committee met 4 times and our Risk Committee met 4 times. Our Finance Committee was formed as a standing committee in April 2011 and did not hold any meetings during the fiscal year. While we have no formal policy on the matter, directors are generally expected to attend our Annual Meeting of Stockholders. All of our directors attended our 2010 Annual Meeting of Stockholders. During fiscal year 2011, each of our directors attended at least 75% of the aggregate number of meetings of the Board of Directors and all Board committees on which he or she served that were held during the period in which he or she was a director.

Audit Committee.    The Audit Committee’s primary purpose is to oversee our financial accounting and reporting to stockholders. Its duties include:

•	selecting and compensating the independent registered public accounting firm (“Independent Auditors”);

•	providing oversight of the work of the Independent Auditors and reviewing the scope and results of the audits conducted by them;

•	reviewing the activities of our internal auditors;

•	discussing with Independent Auditors, internal auditors and management the organization and scope of our internal system of accounting and financial controls; and

•	reviewing and discussing certain matters that may have a material impact on our financial statements, including litigation and legal matters and critical accounting policies and estimates.

Our Board of Directors has determined that Messrs. Beresford, Cahill and Huff and Ms. Krongard qualify as “audit committee financial experts” as defined by the SEC. Our Board of Directors has also determined that all members of our Audit Committee are “independent” as defined in the New York Stock Exchange Listing Standards and the applicable SEC rules.

Compensation Committee.    The Compensation Committee’s responsibilities include determining the compensation of our Chief Executive Officer (subject to the approval of our non-employee directors), approving the compensation of our chief financial officer and our three other most highly compensated executive officers and recommending to our Board of Directors the compensation to be paid to our non-employee directors. The Compensation Committee also serves as the administrative committee of several of our employee benefit plans.

Our Board of Directors has determined that all of the members of our Compensation Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Finance Committee.    The Finance Committee’s responsibilities include reviewing and making recommendations to the Board of Directors regarding the principal terms and conditions of debt or equity securities to be issued by the company; financial considerations relating to the acquisition of businesses or operations, the entry into joint ventures or the divestiture of company operations that require Board approval; and significant financial transactions involving the economic arrangements with the senior executives of a company subsidiary.

Our Board of Directors has determined that a majority of the members of our Finance Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Nominating & Corporate Governance Committee.    The Nominating & Corporate Governance Committee’s responsibilities include identifying qualified director nominees, nominating director candidates, recommending director committee assignments and developing and recommending to our Board of Directors corporate governance principles and a corporate code of conduct.

Our Board of Directors has determined that all of the members of our Nominating & Corporate Governance Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Risk Committee.    The Risk Committee assists the Board in its oversight of Legg Mason’s enterprise risk management activities. Its responsibilities include reviewing management’s activities to establish and maintain an appropriate environment and culture for sound business risk practices, reviewing Legg Mason’s enterprise risk management program and reviewing and discussing with members of management Legg Mason’s risk tolerance, its major risk exposures and the steps management has taken to monitor and manage those exposures.

Our Board of Directors has determined that all of the members of our Risk Committee are “independent” as defined in the New York Stock Exchange Listing Standards.

Board Role in Risk Oversight

The Board is primarily responsible for the oversight of management’s risk management activities and has delegated to the Risk Committee the responsibility to assist the Board in a majority of its risk oversight responsibilities. The Risk Committee oversees Legg Mason’s enterprise risk management activities as discussed under “Risk Committee” above. In addition to the Risk Committee, the Audit Committee monitors our system of disclosure controls and procedures and internal controls over financial reporting and reviews contingent financial liabilities. The Risk Committee and the Audit Committee work together to help ensure that both committees have received all information necessary to permit them to fulfill their duties and responsibilities with respect to oversight of risk management activities. The Risk Committee also coordinates with the Nominating & Corporate Governance Committee, the Finance Committee and the Compensation Committee in relation to the activities of those committees that relate to the management of risks.

The responsibility for day-to-day management of risk lies with our management. Management has an enterprise risk management program that is overseen by our Chief Risk Officer. The Risk Committee, among other things, reviews and discusses with management reports from our Chief Risk Officer and other members of management regarding the company’s risk management activities, including management’s assessment of our major risk exposures and the steps taken to monitor and manage those exposures and the risk management activities of each of our significant asset management subsidiaries.

Relationship of Compensation and Risk

Legg Mason is a large company that conducts its business primarily through 13 asset managers supported by various corporate functions. Each of the asset managers is generally operated as a separate business. Within this structure, we have a wide variety of compensation practices and policies. Eight of the asset managers operate under revenue sharing agreements that, among other things, determine aggregate annual bonus pool amounts. However, the allocation of these bonus pool amounts varies by asset manager. The business functions that do not operate under revenue sharing agreements utilize a variety of discretionary or formulaic incentive compensation determinations. Executive officer compensation practices are discussed below under “Executive Compensation—Compensation Discussion and Analysis.” We have considered the risks created by our compensation policies and practices, including mitigating factors, and, based on this review, do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the company.

Compensation Consultant to the Compensation Committee

In October 2010, the Compensation Committee retained Towers Watson, a global professional services firm, to provide compensation consulting services. The Compensation Committee changed compensation consultants to rotate to a new consultant who does not provide other services to the company or its management. As directed by the Compensation Committee, Towers Watson provides counsel on compensation-related issues and executive officer compensation and non-employee director compensation; and guidance on best practices and market and regulatory developments. Towers Watson did not provide additional consulting or other services to management or Legg Mason subsidiaries after it was retained by the Compensation Committee.

Before October 2010, the Compensation Committee engaged McLagan to provide compensation consulting services. McLagan provided counsel on compensation-related issues and non-employee director compensation; provided guidance on industry trends, best practices and market and regulatory developments; and, for fiscal year 2011, provided advice related to base salaries, the initial bonus pool under the executive compensation program and the performance metrics and tests used under the program. Our management and our asset management subsidiaries also engage McLagan from time to time to provide consulting services and market survey data. The decision to retain McLagan to provide services that do not relate to executive and director compensation is made by management of the company or a subsidiary, as applicable. Prior to the consultant change, the Compensation Committee received an annual report detailing the fees paid to, and services provided by, McLagan for engagements on behalf of management or Legg Mason subsidiaries, and concluded that the provision of those services did not prevent McLagan from providing objective independent counsel to the Committee. McLagan received $117,610 in fees during fiscal year 2011 for services related to executive and director compensation provided on behalf of the Compensation Committee. In addition to fees received for providing market survey data, McLagan and its affiliates received $525,215 in aggregate fees during fiscal year 2011 for services that do not relate to executive or director compensation, of which $455,591 constituted fees paid to a McLagan affiliate for insurance brokerage and health and benefits consulting engagements.

Board Leadership Structure

The Board is responsible for determining its leadership structure, which currently consists of a Chairman, a Lead Independent Director and a Chairman leading each Board committee. Currently, the Chairman of the Board, Mark R. Fetting, also serves as Legg Mason’s Chief Executive Officer. The Board believes that the company and its stockholders are best served by maintaining the flexibility to have any person serve as Chairman of the Board based on what is in the best interests of the company and its stockholders at a given point in time, and therefore the Board does not support placing restrictions on who may serve as Chairman. When the Board elects a non-independent director as Chairman, it considers, among other things, the composition of the Board, the role of the Lead Independent Director, Legg Mason’s strong corporate governance practices and any challenges specific to the company. The Board has concluded that having one individual serve as Chairman and Chief Executive Officer is the most effective leadership structure for Legg Mason at this time because that individual is an effective chairman and is able to provide a good link between the Board and management, while the current Lead Independent Director provides strong independent leadership for the independent directors on the Board.

In order to ensure independent leadership on the Board, our Corporate Governance Principles establish a Lead Independent Director position whenever the Chairman is not an independent director. The Corporate Governance Principles also set out clearly defined leadership authority and responsibilities for the Lead Independent Director, who is elected by a vote of independent directors. W. Allen Reed currently serves as Lead Independent Director. Mr. Reed’s duties as Lead Independent Director include working independently to approve agendas and schedules for Board meetings to ensure there is sufficient time to address all agenda items, approving information sent to Board members, if appropriate, acting as a liaison between the Chairman and the independent directors and serving as the chair for executive sessions of independent directors.

In order to further enhance the independence of the Board from management, the Board believes that a substantial majority of the Board should consist of independent directors. Our Corporate Governance Principles provide that at least three-quarters of the Board members should qualify as independent directors at any time. All of our current directors except for Mr. Fetting are independent, as determined in accordance with New York Stock Exchange Listing Standards.

Compensation of Directors

The Compensation Committee annually reviews and recommends to our Board of Directors the compensation of our non-employee directors. As part of this review, the Committee consults with its compensation consultant to determine the reasonableness and adequacy of our non-employee director compensation. In April 2011, the Compensation Committee recommended, and our Board of Directors approved, changes to our non-employee director compensation for fiscal year 2012 primarily to better match director compensation practices at competitor companies. The following table outlines the cash compensation that was paid to our non-employee directors in fiscal year 2011 and the cash compensation that will be paid to our non-employee directors in fiscal year 2012.

Compensation Element	Fiscal Year 2011 Compensation	Fiscal Year 2012 Compensation
Cash Retainers
Annual Board Retainer	$40,000	$50,000
Audit Committee Chairman Retainer	$15,000	$17,500
Nominating, Compensation, Finance and Risk Committee Chairmen Retainers	$7,500*	$10,000
Lead Independent Director Retainer	$20,000	$25,000
Meeting Fees
Board Meeting Fees	$2,000 per in-person meeting attended and $1,000 per telephonic meeting attended beginning with the sixth meeting in the year	$2,000 per in-person meeting attended and $1,000 per telephonic meeting attended beginning with the sixth meeting in the year

Committee Meeting Fees	$2,000 per in-person meeting attended and $1,000 per telephonic meeting attended	$2,000 per in-person meeting attended and $1,000 per telephonic meeting attended

*	As the Finance Committee was established in April 2011, no fees were paid for service on that committee in fiscal year 2011.

In addition to cash compensation, under the terms of the Legg Mason, Inc. Non-Employee Director Equity Plan, as amended (the “Director Equity Plan”), each of our non-employee directors receives, on the 31st day after he or she is first elected as a director, and on the date of each subsequent Annual Meeting of Stockholders, his or her choice of:

•	a grant of shares of common stock that have a market value, on the grant date, of $125,000;

•	a grant of shares of common stock that have a market value, on the grant date, of $75,000, plus $50,000 in cash; or

•	a grant of a number of Restricted Stock Units equal to the number of shares that would be granted under the first bullet above.

Restricted Stock Units granted under the Director Equity Plan are payable on a one-for-one basis in shares of common stock within 60 days of the date on which the recipient stops serving as a director of Legg Mason. The number of Restricted Stock Units credited to a director will be increased to reflect all dividends paid on common stock based on the market price of a share of common stock on the dividend payment date. The Restricted Stock Units and shares of common stock are not subject to vesting. The Director Equity Plan covers an aggregate of 625,000 shares of common stock.

Director Compensation Table

The following table provides information about the compensation earned by our non-employee directors during fiscal year 2011.

Name	Fees Earned or Paid in Cash($)(1)		Stock Awards($)		All Other Compensation($)(2)	Total($)
Harold L. Adams	$123,500	(3)	$74,985	(4)	$—	$198,485
Robert E. Angelica	105,000	(3)	74,985	(4)	—	179,985
Dennis R. Beresford	74,000		125,005	(5)	2,512	201,517
John T. Cahill	67,000		125,005	(5)	—	192,005
Barry W. Huff	116,500	(3)	74,985	(4)	—	191,485
John E. Koerner III	56,000		125,005	(5)	2,067	183,072
Cheryl Gordon Krongard	65,000		125,005	(5)	—	190,005
Scott C. Nuttall	61,000		125,005	(5)	—	186,005
Nelson Peltz	52,000		125,005	(5)	—	177,005
W. Allen Reed	77,500		125,005	(5)	—	202,505
Margaret Milner Richardson	58,000		125,005	(5)	1,289	184,294
Nicholas J. St. George	115,000	(3)	74,985	(4)	2,089	192,074
Roger W. Schipke(6)	17,000		—		556	17,556
Kurt L. Schmoke	65,000		125,005	(5)	1,425	191,430

(1)	In addition, non-employee directors receive reimbursement of actual expenses incurred for attendance at meetings.

(2)	Represents dividend equivalents paid on Restricted Stock Units and reinvested in additional Restricted Stock Units.

(3)	Includes $50,000 paid as a portion of the annual award under the Director Equity Plan.

(4)	Represents value of 2,535 shares of common stock granted on July 27, 2010.

(5)	Represents value of 4,226 Restricted Stock Units or shares of common stock granted on July 27, 2010.

(6)	Mr. Schipke’s term as a director expired on July 27, 2010. Mr. Schipke’s reported compensation reflects amounts received during fiscal year 2011 through the end of his term and includes a cash payment for fractional shares in a distribution of Restricted Stock Units after his term ended.

As of March 31, 2011, our non-employee directors held the following unexercised stock options and Restricted Stock Units:

Name	Unexercised Stock Options(#)	Restricted Stock Units(#)
Harold L. Adams	38,827	—
Robert E. Angelica	—	—
Dennis R. Beresford	22,500	16,568
John T. Cahill	—	—
Barry W. Huff	—	—
John E. Koerner III	38,827	13,940
Cheryl Gordon Krongard	6,744	—
Scott C. Nuttall	—	—
Nelson Peltz	—	—
W. Allen Reed	—	—
Margaret Milner Richardson	20,827	9,347
Nicholas J. St. George	31,500	12,330
Roger W. Schipke	—	—
Kurt L. Schmoke	38,827	10,151

CORPORATE GOVERNANCE

Corporate Governance Principles

Upon the recommendation of the Nominating & Corporate Governance Committee, our Board of Directors has adopted Corporate Governance Principles for our company. These Corporate Governance Principles address, among other things, the following key corporate governance topics: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and an annual performance evaluation of the Board of Directors. A copy of these Corporate Governance Principles is available on our corporate website at www.leggmason.com under the “About Us—Corporate Governance” section. We will provide a copy of the Corporate Governance Principles, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason,  Inc., 100 International Drive, Baltimore, Maryland 21202.

Code of Conduct

Upon the recommendation of the Nominating & Corporate Governance Committee, our Board of Directors has adopted a corporate Code of Conduct that applies to all directors, officers and employees of Legg Mason and its subsidiaries. A copy of the Code of Conduct is available on our corporate website at www.leggmason.com under the “About Us—Corporate Governance” section. We intend to satisfy any disclosure requirement regarding any amendment to, or waiver of, our Code of Conduct by posting the information on our corporate website. We will provide a copy of the Code of Conduct, without charge, to any stockholder who provides a written request for a copy. Requests for copies should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

Independent Directors

The Board of Directors has made determinations as to the independence of each of our non-employee directors and concluded that Mses. Krongard and Richardson and Messrs. Adams, Angelica, Beresford, Cahill, Huff, Koerner, Nuttall, Peltz, Reed, St. George, and Schmoke qualify as independent directors under the standards promulgated by the New York Stock Exchange (“NYSE”). In reaching these conclusions, the Board applied our Policy Regarding Director Independence Determinations as adopted by the Board, which specifies types of relationships that are deemed not material and, therefore, not considered each year. A copy of the Policy Regarding Director Independence Determinations is available on our corporate website at www.leggmason.com under the “About Us—Corporate Governance” section.

In determining Mr. Huff’s independence, the Board reviewed his fiscal year 2009 relationship as a former partner of a public accounting firm to which we, and certain funds managed by our subsidiaries, made payments in the ordinary course of business during that year for providing consulting, tax and compliance services to us, and audit services to the funds. Mr. Huff was not personally involved in any of the services provided to us or the funds. In determining Mr. Nuttall’s independence, the Board reviewed his relationship as a member of KKR & Co., an affiliate of a creditor of the company, Mr. Nuttall’s active involvement in funds affiliated with KKR & Co. that have a business relationship with Legg Mason and that Mr. Nuttall is an executive officer of an affiliate of KKR & Co. that is a broker-dealer that may provide certain financial services to us from time to time. In determining Mr. Peltz’s independence, the Board reviewed his relationship as the Chief Executive Officer and a founding partner of Trian, an asset management company that, as of May 24, 2011, owns 11,257,370 shares of Legg Mason common stock (7.57% of outstanding shares) and that from time to time, in the ordinary course of their businesses, subsidiaries of Legg Mason may invest client assets in companies of which Mr. Peltz or his affiliates may be directors or significant stockholders.

Director Nomination Process

The Nominating & Corporate Committee will consider all qualified candidates for seats on our Board of Directors identified by members of the Committee, by other members of the Board of Directors, by our management and by our stockholders.

The Board of Directors has set minimum qualification requirements for director nominees in our Corporate Governance Principles. Director nominees are required to possess a broad range of skills, expertise, industry or other knowledge and business or other experience that will be useful to the company. The Nominating & Corporate Governance Committee will review each candidate’s biographical information and determine whether the candidate meets these minimum qualification requirements.

After the Nominating & Corporate Governance Committee has determined that a candidate meets the minimum qualification requirements, the Committee will determine whether to nominate the candidate to our Board of Directors. In making this determination, the Nominating & Corporate Governance Committee will consider a number of factors, including:

•	the current size of the Board of Directors, and whether vacancies on the Board are anticipated;

•	the candidate’s judgment, character, expertise, skill, knowledge, experience and collegiality;

•	the overall diversity of perspectives, backgrounds and experiences of the current directors;

•	whether the candidate has special skills, expertise or a background that add to and complement the range of skills, expertise and background of the existing directors; and

•	whether the candidate will be able to devote sufficient time and energy to the performance of his or her duties as a director.

Application of these factors involves the exercise of judgment and cannot be measured in any mathematical or formulaic way.

The Board of Directors seeks diversity of perspectives, backgrounds and experiences among its members. When considering prospects for possible recommendation to the Board, increasing diversity of backgrounds and experiences is a factor considered by the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee reviews available information regarding each potential candidate, including character, experience, qualifications, attributes, skills, gender, race and ethnicity.

Our Amended and Restated Bylaws provide written procedures by which stockholders may recommend nominees to our Board of Directors. The Nominating & Corporate Governance Committee will consider nominees recommended by our stockholders under the same procedure used for considering nominees recommended by other directors or management. The Nominating & Corporate Governance Committee will consider nominee recommendations from stockholders for the next annual meeting of stockholders if it receives the recommendation no later than the 120th day prior to the first anniversary of the mailing date of our prior year’s proxy statement or Notice of Internet Availability of Proxy Materials (i.e., by February 16, 2012 for a recommendation in 2012). Stockholders who would like to propose a director candidate for election to our Board of Directors at an annual meeting of stockholders must send written notice to our Corporate Secretary between the 150th day and 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the mailing date of our prior year’s proxy statement (i.e., between January 17, 2012 and February 16, 2012 for nomination in 2012). If we advance or delay our annual meeting by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice must be delivered between the 150th day prior to the date of the annual meeting and 5:00 p.m., Eastern Time, on the later of the 120th day before the meeting or the tenth day following the day on which we publicly announce the date of the meeting. Notice from a stockholder nominating a director must include the following:

•	the name, age, business address and residence address of the recommending stockholder;

•	the class, series and number of all shares of stock of Legg Mason that the recommending stockholder beneficially owns;

•	the date the shares were acquired and the investment intent behind the acquisition; and

•

all other information about the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (including the nominee’s written consent to being named in the proxy as a nominee and to serve as a director if elected).

We may require that a proposed director nominee furnish other information to enable the Nominating & Corporate Governance Committee to determine the nominee’s eligibility to serve. The Nominating & Corporate Governance Committee will consider a nomination as it deems appropriate in its discretion. However, a nomination that does not comply with the requirements discussed above may not be considered. Any nominations should be addressed to the Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

Policies and Procedures Regarding Related Party Transactions

Under our written policies and procedures regarding related party transactions, the Nominating & Corporate Governance Committee must approve all related party transactions between us or one of our subsidiaries and a director, executive officer or immediate family member of a director or executive officer that would be required to be disclosed in our proxy statements. The policy also authorizes the Chairman of the committee to approve, or reject, proposed related party transactions subject to ratification by the full committee at its next regularly scheduled meeting.

Stock Policies

Our Board of Directors has adopted stock ownership guidelines for directors and executive officers. Under the guidelines, non-employee directors are expected to own shares of Legg Mason common stock with a value at least equal to five times the annual cash retainer paid for serving on the Board. Executive officers are expected to own shares of common stock, including restricted stock and shares of phantom stock, with a value at least equal to five times the officer’s base salary, in the case of our Chief Executive Officer, three times base salary, in the case of Senior Executive Vice Presidents and two times base salary for other executive officers. Directors and executive officers are permitted a five year grace period to transition into compliance with the guidelines beginning on the later of (i) the date the guidelines were adopted (April 2008) and (ii) the date the individual becomes a director or executive officer. Currently, all of our directors and executive officers are in compliance with the guidelines in accordance with the phase-in schedule described above. In addition, our Board of Directors has adopted a policy regarding acquisitions and dispositions of Legg Mason securities that, among other things, prohibits directors or executive officers from trading in listed and over the counter options and derivatives that relate specifically to securities issued by Legg Mason.

Executive Sessions

Executive sessions of our non-management directors are held in conjunction with each regular Board of Directors meeting and may be held at other times as circumstances warrant. Our Lead Independent Director, who is elected annually by our independent directors, chairs these executive sessions. W. Allen Reed currently serves as the Lead Independent Director.

Communications

All interested parties who wish to communicate with our Board of Directors, the Lead Independent Director or our non-management directors as a group may do so by addressing their written correspondence to the director or directors, c/o Corporate Secretary, Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

Our Corporate Secretary will forward all correspondence received from stockholders or other interested parties to the director or directors to whom it is addressed.

The Audit Committee has developed procedures for receiving and handling complaints or concerns about our financial statements, internal controls or other financial or accounting matters. Any such complaints or concerns should be sent by mail to the Chairman of the Audit Committee, c/o Legg Mason, Inc., 100 International Drive, Baltimore, Maryland 21202.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the ownership of Legg Mason common stock as of May 24, 2011 by each of our directors, each individual named in the Summary Compensation Table, all of our executive officers and directors as a group, and each person who, to the best of our knowledge, beneficially owned more than five percent of the outstanding common stock.

NAME OF OWNER	COMMON STOCK BENEFICIALLY OWNED(1)(2)		PERCENT OF OUTSTANDING COMMON STOCK(2)
Trian Fund Management, L.P.	11,257,370	(3)	7.57%
Nelson Peltz	11,257,370	(3)	7.57%
Dodge & Cox	10,105,868	(4)	6.80%
Invesco Ltd.	9,207,265	(5)	6.19%
T. Rowe Price Associates, Inc.	9,178,092	(6)	6.17%
Mark R. Fetting	509,439	(7)	*
Joseph A. Sullivan	313,195	(7)(8)	*
David R. Odenath	209,229	(9)	*
Ronald R. Dewhurst	178,035	(7)	*
Harold L. Adams	89,650		*
Nicholas J. St. George	86,385	(10)	*
Charles J. Daley, Jr.	75,485	(9)	*
Jeffrey A. Nattans	74,597	(7)	*
John E. Koerner III	74,281	(10)	*
Kurt L. Schmoke	52,619	(10)	*
Dennis R. Beresford	41,345	(10)	*
Margaret Milner Richardson	32,925	(10)	*
Cheryl Gordon Krongard	20,395		*
Terrence J. Murphy	19,638	(7)(9)	*
W. Allen Reed	16,217		*
Scott C. Nuttall	14,213		*
John T. Cahill	13,498	(11)	*
Peter H. Nachtwey	11,110	(7)	*
Robert E. Angelica	8,978		*
Barry W. Huff	8,518		*
All current executive officers and directors as a group (19 persons)	12,905,449		8.64%

*	Less than 1%.

(1)	Except as otherwise indicated and except for shares held by members of an individual’s family or in trust, all shares are held with sole dispositive and voting power.

(2)	Includes, for the individuals listed below, the following number of shares subject to options exercisable within 60 days from May 24, 2011:

Option Holder	Number of Shares
Mark R. Fetting	306,156
Joseph A. Sullivan	63,418
Ronald R. Dewhurst	41,040
Harold L. Adams	38,827
Nicholas J. St. George	31,500
Jeffrey A. Nattans	24,385
John E. Koerner III	38,827
Kurt L. Schmoke	38,827
Dennis R. Beresford	22,500
Margaret Milner Richardson	20,827
Cheryl Gordon Krongard	6,744
Terrence J. Murphy	11,800
All current executive officers and directors as a group (19 persons)	696,067

(3)

Represents shares beneficially owned by both Trian Fund Management, L.P., 280 Park Avenue, 41st Floor, New York, NY 10017, in its capacity as the management company for certain funds and investment vehicles managed by it, and Nelson Peltz. Trian Fund Management GP, LLC, which is controlled by Nelson Peltz, Peter W. May and Edward P. Garden, is the general partner of Trian. All of the shares are held with shared dispositive power and voting power by Trian, Mr. Peltz, Mr. May and Mr. Garden.

(4)

Represents shares held by Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104 in its capacity as investment advisor. All of the shares are held with sole dispositive power and none of the shares are held with shared dispositive power. 9,578,518 of the shares are held with sole voting power and none are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by Dodge & Cox reporting ownership as of December 31, 2010. The percentages are based on the total number of outstanding shares of common stock as of May 24, 2011.

(5)	Represents shares held by Invesco Ltd., 1555 Peachtree Street NE, Atlanta, GA 30309, in its capacity as investment advisor. All of the shares are held with sole dispositive power and none of the shares are held with shared dispositive power. 9,199,565 of the shares are held with sole voting power and none are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by Invesco Ltd., reporting ownership of December 31, 2010. The percentages are based on Legg Mason’s outstanding shares as of May 24, 2011.

(6)	Represents shares held by T. Rowe Price Associates, Inc., 100 E. Pratt Street, Baltimore, Maryland 21202, in its capacity as investment advisor. All of the shares are held with sole dispositive power and none of the shares are held with shared dispositive power. 2,552,832 of the shares are held with sole voting power and none are held with shared voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by T. Rowe Price Associates, Inc. reporting ownership of December 31, 2010. The percentages are based on Legg Mason’s outstanding shares as of May 24, 2011.

(7)	Includes, for the individuals listed below, the following number of shares of restricted stock. Shares of restricted stock are not held with voting rights and cannot be transferred.

Name	Number of Shares of Restricted Stock
Mark R. Fetting	98,966
Joseph A. Sullivan	65,330
Ronald R. Dewhurst	99,409
Jeffrey A. Nattans	27,991
Terrence J. Murphy	7,981
Peter H. Nachtwey	11,110

(8)	Does not include 2,771 units of the Legg Mason Common Stock Fund held in the Legg Mason Profit Sharing and 401(k) Plan and Trust which translate into 1,515 shares of common stock. Includes 1,460 shares of common stock held by Mr. Sullivan’s children.

(9)	Reported beneficial ownership of common stock is as of the day the executive ceased to serve as an officer of Legg Mason and be subject to the reporting requirements under securities laws, for Mr. Odenath, December 17, 2010, for Mr. Daley, July 1, 2010 and for Mr. Murphy, January 10, 2011.

(10)	Includes, for the individuals listed below, the following number of Restricted Stock Units. Restricted Stock Units are payable on a one-for-one basis in shares of common stock within 60 days of the date on which the individual stops serving as a director of Legg Mason.

Name	Number of Restricted Stock Units
Nicholas J. St. George	12,350
John E. Koerner III	13,963
Kurt L. Schmoke	10,167
Dennis R. Beresford	16,595
Margaret Milner Richardson	9,362

(11)	Includes 13,498 shares of common stock that are held in trust.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Overview of Fiscal Year 2011 Performance

During fiscal year 2011, under the leadership of our senior management team, Legg Mason continued its recovery from the market downturn and other issues experienced in fiscal years 2008 and 2009.

•

Our financial performance improved as compared to the prior year, as shown by a 24% increase in our net income (23% in diluted earnings per share), a 15% increase in adjusted income (16% in adjusted income per diluted share) and our adjusted operating margins improving by 250 basis points.

•

Our assets under management were relatively flat (a 1% decrease to $677.6 billion), but the mix in our assets became more balanced during the fiscal year, with equity assets increasing to 28% of our total assets under management and additional assets coming into more value-added products, resulting in an increased average revenue yield.

•

Our investment performance, which is typically a leading indicator of success in the asset management business, improved overall during the fiscal year, as measured by the percentage of marketed composite assets under management that outperformed their indexes.

•	We continued to execute on our strategic priorities, including implementation of our ongoing business model streamlining initiative, as discussed in more detail below.

•	Our stock price increased from $28.50 on March 31, 2010 to $36.09 one year later, and our 26.6% total stockholder return ranked second in a group of 9 public asset management companies.

Overview of Executive Compensation

Our named executive officer compensation programs are designed to attract, retain and reward the management talent that we need to maintain and strengthen our position in the asset management business and to achieve our business objectives. Our compensation programs for named executive officers are guided by three basic principles: link compensation to performance; provide competitive compensation levels to attract, retain and reward executives; and align management’s interests with those of stockholders.

Our named executive officer compensation is primarily based on incentive compensation, typically paid in a combination of cash bonuses and option and restricted stock awards, which vest over time. Base salaries, the only component of overall compensation that is not variable, constitute a relatively small portion of the compensation of our named executive officers. Incentive compensation awards are made after a fiscal year end and are primarily based upon our corporate performance and the individual performance of our named executive officers. Our equity incentive awards are designed to tie a significant portion of incentive compensation directly to the long-term performance of our company, as measured by our stock price. Our equity incentive awards made for fiscal year 2011 provide for double-trigger vesting upon a change of control, requiring a termination of employment without cause or for good reason for accelerated vesting following a change of control. We have no commitments to provide our named executive officers with any supplemental executive pension or other similar post-retirement benefits, we offer limited perquisites to our named executive officers, primarily related to relocation benefits where the relocation is in the interests of the company, and we provide no change of control excise tax gross-ups to our executives. In addition, we have no employment agreements or, after the payment of fiscal year 2011 incentive compensation to Mr. Nachtwey under the terms of a letter agreement signed when he was hired, other agreements that provide for post-employment payments or benefits to our named executive officers. We also have adopted a policy for recoupment of incentive compensation from named executive officers in the event a named executive officer’s acts or omissions contribute to a need for a material restatement of our financial results or if a named executive officer is terminated with cause.

Pay for Performance

As discussed in more detail below, linking pay to performance is a fundamental value underlying our named executive officer compensation practices. For fiscal year 2011, our Chief Executive Officer received 37% higher total compensation than he received for fiscal year 2010. Our three other continuing named executive officers, who were employed by the company in the prior year, received increases in total compensation ranging from 3% to 25%. We believe that these increases in incentive compensation are justified by, and in line with, our improved results during the fiscal year and are supported by comparisons of our compensation to that of our competitors and by the fact that fiscal year 2011 follows a two-year period of reductions or relatively limited increases in executive compensation. Since the majority of our named executive officer compensation is variable in nature and determined at the end of the fiscal year, the compensation decisions were driven by our improved performance and results. Our improved results are summarized above, and include a 24% increase in net income and a 26.6% total stockholder return.

We also believe that our executive compensation amounts for fiscal year 2011 appropriately reflect our corporate performance. The total compensation for our Chief Executive Officer ranked in the bottom quartile when compared to the total compensation paid to chief executive officers at the asset management competitors in the 15 company competitor group the Committee uses for compensation comparisons. Similarly, the total compensation paid to three of our four other continuing named executive officers was below the median (in the bottom quartile for one and in the second quartile for two), and for the fourth was in the third quartile, when compared to compensation paid to executives with similar responsibilities at the competitor companies. We believe that this level of compensation as compared to peers is appropriate and reflective of both improved performance and also the fact that Legg Mason is still recovering from the financial downturn and other issues in fiscal years 2008 and 2009. While our financial results have improved over the last two fiscal years, they are not yet at pre-financial crisis levels or the levels we are striving to achieve.

Overview of Executive Compensation Programs

The compensation programs for our executive officers, including those named in the compensation tables of our proxy statements (we refer to these individuals as the “named executive officers”), are designed to attract, retain and reward the management talent we need to maintain and strengthen our position in the asset management business and to achieve our business objectives. Many of our business objectives tend to require significant lead time to accomplish, increasing our need for a stable and talented management team. The intense competition for talented personnel within our industry impacts the design and implementation of all of our compensation programs, particularly those for executive officers.

Compensation Philosophy and Principles

In designing and implementing our compensation programs for named executive officers, we are guided by three basic principles.

Link Compensation to Performance

We believe that compensation levels should reflect performance—both the performance of Legg Mason and the performance of the recipient. As a result, we emphasize incentive compensation that is variable in nature, the amount of which is determined after the end of each fiscal year based on performance factors. For example, for fiscal year 2011, our Chief Executive Officer received 91% of his total compensation in the form of variable incentive awards, and our other continuing named executive officers received from 81% to 91% of their total compensation in similar variable awards.

Maintain Competitive Compensation Levels

We strive to offer programs and levels of compensation that are competitive with those offered by comparable companies in our industry in order to attract, retain and reward our executive officers. To support this principle, the Compensation Committee of our Board of Directors (the “Committee”) annually reviews independently gathered compensation survey data to assess the competitiveness of our compensation programs for named executive officers. The Committee uses this data as an important input to the process of determining the appropriate levels of compensation for our executive officers.

Support Retention and Align Interests with Stockholders

In designing and implementing our compensation programs for named executive officers, we seek to implement programs that will encourage them to remain with us and to increase long-term stockholder value. Providing competitive compensation is one way to promote this principle. Another way is through granting long-term equity incentive awards each year. For fiscal year 2011, our Chief Executive Officer received 37% of his total compensation in the form of long-term equity incentive awards, and our other continuing named executive officers received at least one-third of their compensation in long-term equity incentive awards. Each long-term equity incentive award vests over a four-year period and, subject to a few exceptions, is forfeited if the recipient terminates his or her employment prior to vesting. Since the recipient will forfeit unvested equity awards if he or she terminates employment, the costs to the employee of doing so are increased, thus creating an incentive to stay. In addition, the long-term equity incentive awards increase in value as our stock price increases and provide the named executive officer with an opportunity to build up a significant investment in Legg Mason common stock.

Components of Compensation Program

Compensation Element	Objectives	Key Features
Base Salary	• Provide a stable, reliable monthly income • Set at levels that should comprise a low percentage of total compensation

•    Adjustments are considered annually based upon factors including responsibilities, performance and experience of the executive officer; base salaries of comparable officers at peer asset management firms; and the recommendations of our Chief Executive Officer (for all named executive officers other than the Chief Executive Officer) and the Committee’s independent consultants

•    In many years, salaries are not adjusted when they are in line with competitive levels

•    For example, the Committee has not increased fiscal year 2012 salaries for the continuing named executive officers

Annual Incentive Compensation	• Reward the achievement of annual financial and other performance goals • Link compensation to performance since award amounts are determined after fiscal year based on actual results

•    Primarily based on our corporate performance and the responsibilities, individual performance and contributions of the recipient for the fiscal year

•    While no targeted ratios, typically constitutes the largest portion of annual compensation

•    Paid in the form of cash bonuses and long-term equity incentive awards discussed below

Compensation Element	Objectives	Key Features
• Ratio of cash bonuses to long-term equity incentive awards varies among executives and from year-to-year based on factors including market practices

Long-Term Equity Incentive Awards (Stock Options and Restricted Stock)

•    Align executive interests with those of stockholders as value of awards increases or decreases with stock price

•    Retain executive officers through multi-year vesting

•    Provide for significant stock ownership to align interests with stockholders

•    Paid in stock options or restricted stock issued under stockholder-approved 1996 Equity Incentive Plan

•    Awards typically vest over 4-year period

•    With a few exceptions, unvested awards are forfeited if employment terminates

•    Vesting is accelerated upon a termination of employment without cause or for good reason following a change of control (i.e., a double-trigger)

Other Compensation	• Allow executive officers to participate in other compensation plans • Provide opportunity for deferring income taxes on a portion of annual income

•    U.S.-based named executive officers may participate in all other Legg Mason compensation and benefit programs on the same terms as other employees

•    Other programs include Profit Sharing and 401(k) Plan and Employee Stock Purchase Plan

•    U.S.-based executive officers are eligible to participate in Phantom Stock Plan, a non-qualified deferred compensation plan available to select employees based on responsibilities and compensation levels

Incentive Compensation Program

The Committee grants most incentive compensation awards under our Executive Incentive Compensation Plan. This plan provides for an aggregate executive bonus pool in an amount up to 10% of our pre-tax income (before the bonuses are deducted) (the “Executive Pool”). Because the Executive Pool amount is based on pre-tax income, the total size of the pool varies with our financial performance. During the first quarter of each fiscal year, the Committee selects plan participants and allocates each one a maximum percentage of the total Executive Pool. Each participant’s actual incentive award under the plan may not exceed the maximum percentage previously allocated to him or her, and has historically been well below the maximum, except in extraordinary circumstances. In establishing maximum percentages of the Executive Pool for each participant, the Committee considers the executive’s previous incentive awards, level of responsibility, and the Committee’s judgment as to the incentive award the executive is likely to receive for that fiscal year given certain performance expectations.

After the end of each fiscal year, the Committee approves actual incentive awards from the Executive Pool to each participating executive, which are paid in the form of cash bonuses and equity awards that are discussed above.

The Committee has established a sub-program under the plan to determine actual executive compensation awards through the use of the Committee’s discretion to reduce the maximum allocations of the Executive Pool established at the beginning of the fiscal year. Early in each fiscal year, the Committee determines the program participants and establishes an initial bonus pool for the program participants. The initial bonus pool is established by the Committee primarily after considering industry survey data regarding market compensation levels for people holding similar positions at other asset management companies. The Committee also considers recommendations from the Chief Executive Officer and advice from its compensation consultant.

At the end of each fiscal year, the Committee considers company performance utilizing metrics that it establishes early in the year to increase or decrease the initial bonus pool. The Committee determines the relative weighting of the selected metrics at the end of the fiscal year to take into account market conditions and other relevant factors that occur during the year. Once the final pool amount is established, the Committee considers the individual performance and responsibilities of the program participants and market data for similarly placed officers at competitor asset management companies to allocate the bonus pool among individual participants. The actual incentive award paid to a named executive officer under the program may not exceed the amount determined based on the percentage of the Executive Pool allocated to that individual under the Executive Incentive Compensation Plan. The Committee is under no obligation to award the entire incentive pool under the program, and, in part due to the fact that Legg Mason continues to recover from the market turmoil of fiscal years 2008 and 2009, the Committee has awarded less than the entire pool under the program for the last two fiscal years.

The Committee will occasionally award discretionary incentive awards to named executive officers that are not made under our Executive Incentive Compensation Plan discussed above. The Committee awards these bonuses when the recipient was not named as a participant in the plan at the beginning of the fiscal year or when the Committee determines that the recipient should receive an incentive award larger than the amount available to the executive under the plan. The awards made to Mr. Nachtwey, who joined Legg Mason during the year and thus was not named as a participant in the plan, and to individuals who were not serving as executives at the end of the fiscal year, were the only discretionary, non-plan awards made to our named executive officers for fiscal year 2011.

Implementation of Named Executive Officer Compensation Programs

Role of Compensation Committee and Non-Employee Directors

The Committee is responsible for overseeing and implementing our named executive officer compensation programs. The Committee’s role includes:

•	determining the short- and long-term incentive compensation of our Chief Executive Officer;

•	establishing and approving compensation plans for named executive officers based on the recommendations of the Chief Executive Officer and the Committee’s compensation consultants;

•	annually reviewing and, where appropriate, adjusting the base salaries of our named executive officers; and

•	approving the short- and long-term incentive compensation of named executive officers.

Our independent directors must ratify the Committee’s determinations regarding Chief Executive Officer compensation.

In implementing its role in the compensation program, the Committee uses information from a number of sources. The information utilized by the Committee includes advice from its consultant, data regarding the compensation practices of other asset managers that is discussed in more detail below, tally sheets showing prior compensation awards to, and outstanding equity holdings of, named executive officers, comparisons of the equity holdings of our named executive officers with those of comparable officers at competitor companies and analyses of the current and projected outstanding equity holdings of our named executive officers.

Role of Management

Our management, under the leadership of our Chief Executive Officer, plays an important role in establishing and maintaining our named executive officer compensation programs. Management’s role includes recommending plans and programs to the Committee, implementing the Committee’s decisions regarding the plans and programs and assisting and administering plans in support of the Committee. Our Chief Executive Officer also provides information on the individual performance of the other named executive officers and makes annual recommendations to the Committee on compensation levels for all other named executive officers.

Role of Compensation Consultant

The Committee’s charter gives it the authority to retain and approve fees and other terms of engagement for compensation consultants and other advisors to assist it in performing its duties. In October 2010, the Committee retained Towers Watson as its new independent compensation consultant. Towers Watson was identified in a search the Committee conducted in the interest of rotating to a new consultant who does not provide other services to the company or its management. Towers Watson reports directly to the Committee, which annually reviews performance and all fees paid to Towers Watson.

The Committee has instructed Towers Watson to provide it with advice and guidance on compensation proposals, including proposed compensation amounts, the design of incentive plans, the setting of performance goals, and the design of other forms of compensation and benefits programs, as well as relevant information about market practices and trends. Typically, Towers Watson attends Committee meetings, reviews existing compensation programs to ensure consistency with our compensation philosophy and current market practices and reviews the comparative information derived from peer group and published survey data that the Committee uses when setting compensation.

Prior to October 2010, the Committee engaged McLagan, a compensation consulting firm, to provide advice relating to executive compensation issues. In fiscal year 2011, McLagan provided advice related to base salaries, the initial bonus pool under the executive compensation program and the performance metrics and tests under the program.

Benchmarking and Market Data

Towers Watson also assists the Committee by reviewing comparative market data on compensation practices and programs based on an analysis of competitors provided in a compensation survey conducted by another firm and provides guidance on best practices and regulatory developments. The Committee and Towers Watson use a group of relevant public and private competitor firms in comparing compensation programs. The companies in the group are AllianceBernstein, Allianz Global Investors, BlackRock Financial Management, Deutsche Asset Management, Fidelity Investments, Franklin Templeton Investments, Goldman Sachs Asset Management, Invesco Ltd., JP Morgan Asset Management, MFS Investment Management, Morgan Stanley Investment Management, Natixis Global Asset Management, Old Mutual Asset Management, PIMCO Advisors, and T. Rowe Price Associates. The Committee and Towers Watson use this group of relevant competitors to (i) compare our compensation programs and practices with those of our competitors and (ii) compare the compensation levels of our named executive officers to the compensation levels of comparable officers of companies in the group. Because our March 31 fiscal year-end date is later than that of many competitors, we are able to review up-to-date information about market practices and compensation awards for the completed calendar year.

Tax Deductibility of Annual Compensation

Section 162(m) of the Internal Revenue Code limits tax deductions for certain annual compensation in excess of $1,000,000 paid to certain individuals named in the summary compensation tables of public company proxy statements. Our Executive Incentive Compensation Plan is designed to qualify for a performance-based exception to this rule and permit the full deductibility of compensation awarded under the plan, including equity awards.

The Committee intends to continue to pursue compensation programs that are designed to be fully deductible. However, when circumstances warrant, the Committee retains the discretion to grant incentive awards to named executive officers that are not fully deductible under Section 162(m) as the Committee must balance the effectiveness of executive compensation plans with the materiality of reduced tax deductions. No non-deductible awards were made for fiscal year 2011.

Equity Grant Practices

We do not have any program, plan or practice to time equity awards to our employees in coordination with the release of material non-public information. We do not grant equity awards based on our stock price. If we are in possession of material non-public information, either favorable or unfavorable, when equity awards are made, the Committee will not take the information into consideration in determining award amounts. The Committee authorizes annual equity awards to executive officers at its regularly-scheduled meeting in April. Our practice is to determine the stock price for annual executive officer equity awards on the day that incentive awards are paid in May.

Compensation Decisions for Fiscal Year 2011

The following table shows the named executive officer base salary and incentive compensation for fiscal year 2011 that was awarded or approved by the Committee. This table differs from the Summary Compensation Table below primarily in that it includes the grant date value of equity awards made for fiscal year 2011, which were awarded after the end of the fiscal year, rather than the grant date value of equity awards made during fiscal year 2011, which reflect fiscal year 2010 performance and which are included in the Summary Compensation Table. This table also omits former executive officers who were not serving in that capacity at the end of the fiscal year but are included in the Summary Compensation Table.

Name	Base Salary		Cash Incentive Payment	Restricted Stock Award	Stock Option Award	Total Compensation
Mark R. Fetting	$500,000		$2,900,000	$1,400,000	$600,000	$5,400,000
Ronald R. Dewhurst	350,000	(1)	2,000,000	1,400,000	—	3,750,000
Peter H. Nachtwey(2)	80,208		325,000	125,000	125,000	655,208
Jeffrey A. Nattans	345,833		900,000	420,000	180,000	1,845,833
Joseph A. Sullivan	350,000		2,000,000	840,000	360,000	3,550,000

(1)	Mr. Dewhurst’s U.S. $350,000 salary was paid in Australian dollars for the first eleven months of the fiscal year and in U.S. dollars for the final month. For the first eleven months, his salary was converted into Australian dollars at the exchange rate in effect on the day he joined Legg Mason. Using an average conversion rate of .9390 for the eleven months, plus his March salary, Mr. Dewhurst received U.S. $363,825 in base salary.

(2)	Mr. Nachtwey joined Legg Mason in January 2011. In addition to his fiscal year 2011 salary and incentive award, Mr. Nachtwey received a sign-on retention award of $500,000 in cash, $250,000 in restricted stock and $250,000 in stock options.

Determination of Fiscal Year 2011 Bonus Pool

For fiscal year 2011, the Committee designated eight participants in its compensation program, Legg Mason’s six executive officers serving at the beginning of the fiscal year and its General Counsel and Chief Risk Officer. The Committee also established the performance metrics to be used to increase or decrease the initial pool amount. The performance metrics are: adjusted operating income margin, net assets under management (“AUM”) flows as a percentage of AUM at the beginning of the fiscal year, investment performance and progress toward the company’s strategic priorities. Adjusted operating income margin equals (i) operating income, as adjusted to remove the compensation effects of mark-to-market changes in deferred compensation assets and seed capital investments, closed-end fund launch costs, net lease charges, and transition-related expenses, divided by (ii) operating revenues less distribution and servicing expenses. In reviewing adjusted operating income margin and net flows, the Committee established benchmarks comparing the actual fiscal year 2011 results to the adjusted operating margin and net flows established in Legg Mason’s annual plan, the median results for a group of comparable asset management companies for the fiscal year and Legg Mason’s actual fiscal year 2010 results. In reviewing investment performance, the Committee established benchmarks comparing the percentages of Legg Mason’s marketed investment composite assets for which investment performance exceeded their respective indices for the 1-year, 3-year and 5-year periods to an established target of 70% and to the comparable percentages at the end of the prior fiscal year. In reviewing progress against Legg Mason’s strategic priorities, the Committee reviewed qualitative information about, and progress towards, Legg Mason’s publicly disclosed strategic priorities, which are to:

•	Implement the business model streamlining initiative;

•	Effectively deploy capital;

•	Engage with our asset management affiliates on growth and governance matters; and

•	Pursue growth and lift-out and bolt-on acquisition opportunities to fill product and geographic gaps.

The asset managers in the group of comparable companies for fiscal year 2011 were Affiliated Managers Group, AllianceBernstein, BlackRock Financial Management, Federated Investors, Franklin Resources, Invesco Ltd., Janus Capital Group and T. Rowe Price Associates. This group of comparable companies differs from the group utilized by the Committee for other compensation purposes because this group consists only of publicly traded asset management companies about whom financial information is publicly reported. Because March quarter information for the competitor asset management companies was not available when the Committee established the final bonus pool amount under the program, in comparing our adjusted operating income margin and net flows with those of the competitor companies, the Committee used the adjusted operating income margins and net flows of the competitor companies for the twelve-months ended December 31, 2010.

In April 2011, the Committee established the bonus pool for fiscal year 2011 under the program by considering the metrics discussed above and maintaining the initial bonus pool. In considering the metrics, the Committee used its discretion to establish an overall score for each ranging from one to five, a score of one represents performance “significantly below plan,” three represents performance “on plan” and five represents performance “significantly above plan.” In establishing the scores, the Committee was mindful of the fact that a number of the goals used in the program, including matching median competitor group results in adjusted operating income margins and net flows, are expected to take multiple years to achieve and thus progress toward the goals is currently as important as reaching the goals. Specifically, the Committee determined the following regarding the financial metrics:

•

Adjusted operating income margin was awarded an overall score of four, as the Committee emphasized comparing the margin of 24.3% with the shorter-term goals of exceeding the plan target (23.4%) and the prior year’s result (22.2%) and gave less weight to comparisons to the peer group median (36.8%), which is a longer-term goal and will be difficult to achieve with the company’s current portfolio mix and non-integrated affiliate business model.

•

Net flows were awarded an overall score of one, as the Committee emphasized comparing the flows of negative 8.9% with the plan target (negative 2.3%, which would represent a strong recovery from the prior year’s net outflows and be in line with industry expectations) and the competitor group median (negative 2.1%) and gave less consideration to the comparison with the prior year’s result (negative 13%) because of the improving trend at the end of the prior fiscal year and the importance of improvement on this metric; and

•	Investment performance was awarded an overall score of four based on strong performance, as shown by the percentage of marketed composite assets that beat their indexes exceeding the established goal of 70% for each of the 1-, 3- and 5-year time periods. Marketed composite assets beating their indexes improved for the 3- and 5-year time periods to 78% and 74%, respectively, when compared to the prior year’s results of 60% and 68%, respectively, while performance for the 1-year period declined slightly to 75% from 81%.

In reviewing strategic priorities, the Committee considered qualitative factors including the following to award an overall score of three:

•	Implementing the business model streamlining initiative—savings targets remained unchanged during the fiscal year and solid progress was made towards asset manager affiliate end-state configurations;

•	Effectively deploying capital—purchased and retired 14.6 million shares of common stock;

•

Engaging with our asset management affiliates on growth and governance matters—actively worked with affiliates on new seed capital opportunities, growth plans, a review of global distribution and ongoing discussions regarding equity arrangements;

•

Pursuing growth, lift-out and bolt-on opportunities—Americas Distribution long-term asset gross sales increased 7% from the prior fiscal year, International Distribution long-term asset gross sales exceeded their goal by 137% and exceeded prior fiscal year by 72%, and continued active ongoing dialogues regarding lift-outs and bolt-on acquisitions.

With the long-term nature of many of the goals in mind, and noting also that Legg Mason is continuing its recovery from the market downturn and other financial issues that occurred during fiscal years 2008 and 2009, the Committee established final weightings for each of the performance metrics, with an emphasis on progress towards strategic priorities as the most important metric for fiscal year 2011 with a 40% weighting. The quantitative measures received the following weightings: adjusted operating income margin (25%), net flows (20%) and investment performance (15%). The Committee applied the final weightings to its final overall score for each metric and established a bonus pool that equaled the initial target pool. As a final check, the Committee reviewed Legg Mason’s stock price performance over the fiscal year to confirm the reasonableness of the bonus pool amount. Legg Mason’s total stockholder return of 26% ranked second among nine asset management companies for the year. At the request of Mr. Fetting, the Committee then decided to award participants incentive awards that were 18% lower, in aggregate, than the final bonus pool amount to reflect the fact that while Legg Mason made progress in improving its financial results during the fiscal year, we continue to seek improvement in our core business.

Chief Executive Officer

The Committee maintained Mr. Fetting’s base salary in fiscal year 2011 for the reasons discussed above under “Components of Compensation Program.”

In April 2011, the Committee allocated a portion of the final bonus pool under the executive compensation program to Mr. Fetting as an incentive award. In determining Mr. Fetting’s incentive award under the program, the Committee considered the performance metrics discussed above and subjective measures of Mr. Fetting’s responsibilities and performance during fiscal year 2011, including:

•

Additional measures of Legg Mason’s performance during the year, including increased revenues, net of distribution and servicing expenses, as compared to the prior year, increases in the earnings and adjusted earnings during the fiscal year as compared to the prior year, and improved AUM mix in fiscal year 2011 in terms of including additional assets in more value-added products and a more balanced portfolio, with equity assets increasing to 28% of total AUM;

•	The company’s progress towards its strategic priorities during the fiscal year;

•	Enhancing the company’s management succession planning and strategic planning processes;

•	Protecting the company’s strong reputation, including through stakeholder communications, and risk and reputation management; and

•	Effectively leading the company and its management team, including a significant management realignment, and chairing the Board of Directors through the year.

In addition, the Committee considered advice from Towers Watson as to relevant market compensation practices and the appropriateness of the award the Committee was considering.

The Committee then compared Mr. Fetting’s award under the program to the 28% maximum allocation of the Executive Pool made by the Committee in June 2010. Taking all of these factors into account, the Committee granted Mr. Fetting a $4.9 million incentive award, paid 29% in the form of shares of restricted stock, 12% in the form of stock options and the remainder in cash. Mr. Fetting’s award under the program constitutes 13% of the Executive Pool. In determining the split between cash and equity, the Committee considered market practices and used its discretion to determine an appropriate split. In determining the long-term equity award split between restricted stock and stock options, the Committee considered market practices and Mr. Fetting’s current common stock, restricted stock and stock option holdings and used its discretion to determine an appropriate split. The Committee also considered, in determining the equity award split, a comparison of the equity holdings of Mr. Fetting, the sum of the value of unvested restricted stock and stock option awards plus the value of all other company equity owned, to the equity holdings in their companies of the chief executive officers of nine publicly traded asset management companies. Mr. Fetting’s incentive award was ratified by our independent directors.

Mr. Fetting’s total fiscal year 2011 compensation (salary plus total incentive award) represents a 37% increase from his total fiscal year 2010 compensation (salary plus total incentive award). The Committee, with the Board’s concurrence, decided that this increase was appropriate in light of the improvements in Legg Mason performance and the individual performance factors discussed above.

Other Named Executive Officers

In April 2010, the Committee approved fiscal year 2011 base salaries of $350,000 for Messrs. Dewhurst, Nattans and Sullivan after considering the factors discussed above under “Components of Compensation Program.”

In June 2010, the Committee allocated maximum percentages of the Executive Pool under the Executive Incentive Compensation Plan of 16%, 10%, and 15% to each of Messrs. Dewhurst, Nattans and Sullivan, respectively.

In July, 2010, Charles J. Daley, Jr. resigned his position as Chief Financial Officer of Legg Mason to pursue another opportunity. Upon his resignation, Mr. Daley was awarded a $175,000 cash incentive award for the portion of the fiscal year that he served as Chief Financial Officer. Mr. Daley’s award constituted less than a pro rata portion of his fiscal year 2010 cash incentive award.

Upon Mr. Daley’s resignation, Terrence J. Murphy, the Chief Operating Officer of the company’s ClearBridge Advisors asset manager at the time, served as interim Chief Financial Officer until Mr. Nachtwey was hired in January 2011. Throughout the time he served as interim Chief Financial Officer, Mr. Murphy continued to serve as Chief Operating Officer of ClearBridge. Mr. Murphy was paid an annual incentive award of $1.675 million, 79% of which was paid in cash, 10% of which was paid in the form of restricted stock and 11% was paid in the form of a mutual fund unit-based award under a ClearBridge plan. The incentive award was paid by ClearBridge and Legg Mason for his services on behalf of both entities during the year and as a result Mr. Murphy was not considered to be a participant in the bonus pool under the executive compensation program.

In December 2010, David R. Odenath departed from the company in connection with a realignment of the senior management team. In connection with that departure, Legg Mason entered into a Severance and Release of Claims Letter agreement with Mr. Odenath. Under that letter, in return for a release of claims against the company and in settlement of amounts due to Mr. Odenath under the terms of an offer letter entered into when he was hired in 2008, Mr. Odenath received (i) accelerated vesting of the 38,262 shares of restricted stock and 141,644 stock options with an exercise price of $14.81 that constituted the remaining unvested portion of the initial equity awards Mr. Odenath received in October 2008 and (ii) a cash payment of $3,936,000.

Effective January 2011, Legg Mason hired Peter H. Nachtwey to serve as Chief Financial Officer. As part of the agreement reached in hiring Mr. Nachtwey, it was agreed that he would receive a base salary during the remainder of fiscal year 2011 at the annual rate of $350,000, an agreed pro rated annual incentive award for the approximately 3 months he was employed and a sign-on bonus.

In April 2011, the Committee allocated a portion of the final bonus pool under the executive compensation program to each of the named executive officers as incentive compensation. In approving these awards, the Committee considered the recommendations of Mr. Fetting, the accomplishments discussed below for each officer, in the case of Mr. Nachtwey, the incentive award that was agreed when he was hired, and subjective factors about each executive officer including:

•	the responsibilities of the officer;

•	Mr. Fetting’s views as to the individual performance and contributions by the named executive officer during the fiscal year; and

•	Mr. Fetting’s views of the initiative, business judgment and management skills of the named executive officer.

The Committee also considered advice from Towers Watson as to relevant market compensation practices and the appropriateness of the award that the Committee was considering approving for each officer. Taking these factors into account, the Committee approved incentive awards of $3.4 million, $0.575 million, $1.5 million and $3.2 million for Messrs. Dewhurst, Nachtwey, Nattans and Sullivan, respectively. In approving the split between cash and equity for each officer, the Committee considered market practices and used its discretion to determine an appropriate split. In considering total incentive awards and cash/equity splits, the Committee also considered a comparison of the equity holdings of each executive to that of executives with comparable responsibilities at nine publicly traded asset management companies. In approving the long-term equity award split between stock options and restricted stock for Messrs. Nattans and Sullivan, the Committee used its discretion after considering Mr. Fetting’s recommendations and the current common stock, restricted stock and stock options held by the officer. Mr. Dewhurst received only restricted stock based on Mr. Fetting’s recommendations and potential adverse tax consequences of stock option ownership in Mr. Dewhurst’s non-U.S. home jurisdiction. Mr. Nachtwey’s split among cash, restricted stock and stock options was determined under the terms of his agreement.

The incentive award for Mr. Dewhurst was paid 59% in cash and 41% in shares of restricted stock. Mr. Dewhurst’s award constituted 9% of the Executive Pool. Mr. Dewhurst’s total fiscal year 2011 compensation (salary plus total incentive award) represents a 3% increase from his total fiscal year 2010 compensation. In approving this incentive award, the Committee considered Mr. Dewhurst’s achievements during the fiscal year, including the four quarters of net inflows in AUM and favorable financial results achieved by the International Distribution group, which Mr. Dewhurst managed until a management realignment in December 2010, and development of new product innovation strategies, which culminated in successfully launching several new products during the fiscal year.

The incentive award for Mr. Nachtwey was paid 57% in cash and the remainder split evenly between shares of restricted stock and stock options. Mr. Nachtwey’s award equaled 2% of the Executive Pool. Mr. Nachtwey’s award amount was specified in a letter agreement signed in connection with his being hired. In approving this incentive award, the Committee considered Mr. Nachtwey’s achievements during the portion of the fiscal year in which he was employed, including achieving a seamless transition of the Chief Financial Officer position, representing the company in meetings with analysts, investors and other interested parties and taking over responsibility for overseeing the ongoing implementation of the business model streamlining initiative. In addition to this incentive award, Mr. Nachtwey was paid a sign-on bonus of $500,000 in cash and $250,000 in shares of restricted stock and $250,000 in stock options when he joined the company.

The incentive award for Mr. Nattans was paid 60% in cash, 28% in shares of restricted stock and 12% in stock options. Mr. Nattans’ award constituted 4% of the Executive Pool. Mr. Nattans’ total fiscal year 2011 compensation represents a 25% increase from his total fiscal year 2010 compensation. The Committee felt that this increase was appropriate to reflect the company’s improved performance discussed above and Mr. Nattans’ responsibilities and performance in the year. In approving this incentive award, the Committee considered Mr. Nattans’ achievements during the fiscal year, including working with the company’s asset management affiliates in a number of key areas including implementing the business model streamlining initiative and developing long-term retention and succession initiatives, pursuing a pipeline of lift-out, bolt-on and other acquisition opportunities and pursuing the divestiture of certain non-core asset managers.

The incentive award for Mr. Sullivan was paid 63% in cash, 26% in shares of restricted stock and 11% in stock options. Mr. Sullivan’s award constituted 9% of the Executive Pool. Mr. Sullivan’s total fiscal year 2011 compensation represents a 23% increase from his total fiscal year 2010 compensation. The Committee felt that this increase was appropriate to reflect the company’s improved performance discussed above and Mr. Sullivan’s increased responsibilities and performance in the year. In approving this incentive award, the Committee considered Mr. Sullivan’s achievements during the fiscal year, including overseeing the business streamlining initiative for most of the fiscal year, including a major transition in the corporate areas that Mr. Sullivan headed, transitioning to overseeing the company’s global distribution operations and developing a strategic growth plan for the global distribution operations.

Compensation Clawback Policy

The Committee has adopted a compensation clawback policy that applies to all incentive compensation received by executive officers. Under the policy, Legg Mason may recover from an executive officer the amount of previously paid incentive compensation (including both cash bonuses and equity awards) that the Board of Directors determines to be appropriate in two circumstances. The first circumstance arises if an executive officer’s acts or omissions are a significant contributing factor to a requirement that Legg Mason restate its reported financial results due to a material error. The second circumstance under which compensation may be recovered under the policy arises if the executive officer’s employment is terminated for “cause.” Under the policy, “cause” is defined to include instances of gross negligence, willful misconduct or willful malfeasance that materially adversely affect the company’s reputation or business; willful violations of law that materially adversely affect the company’s reputation or business or the ability of the officer to be associated with an investment advisor; or theft, embezzlement or fraud. This clawback provision is intended to provide enhanced safeguards against certain types of executive misconduct, and allows for recovery of significant compensation paid to an officer who engages in misconduct.

New Long-Term Incentive Plan

The Committee believes that a significant portion of compensation should be influenced by company performance over more than a single year. In furtherance of this belief, in May 2011, the Committee established a long-term incentive plan under the 1996 Equity Incentive Plan for executive officers to provide an element of compensation that is based on performance over three years. The long-term incentive plan will also more directly tie executive compensation to achievement of established goals in adjusted earnings per share and will better align the interests of our executives with those of our stockholders. Under the plan, executive officers will be awarded performance units annually. The units will vest at the end of a three year period based upon Legg Mason’s cumulative adjusted earnings per share over the period. If the adjusted earnings per share over the period are less than a specified threshold, no units will vest. If adjusted earnings per share equal a specified target, the performance units will vest 100% and be paid out in cash or shares of Legg Mason common stock with a value equal to the initial award amount. The amount of cash or value of shares paid at vesting will be increased to 200%, or decreased to 25%, of the initial award amount if the adjusted earnings per share over the vesting period are within a specified amount higher or lower than the target amount. The payout amount at vesting will be further increased or decreased by 20% (subject to the 25% and 200% limits) if Legg Mason’s total stockholder return over the vesting period is within the top quartile or bottom quartile, respectively, of a specified group of 16 publicly traded companies in the asset management business. The long-term incentive plan awards are subject to stockholders approving the proposed amendment to the 1996 Equity Incentive Plan discussed below.

Summary Compensation Table

The following table summarizes the total compensation during the fiscal year ended March 31, 2011 of our Chief Executive Officer, our Chief Financial Officer, each of our three other most highly compensated executive officers during the fiscal year and three former executive officers who served in that role during part of the fiscal year. The information in this table differs from the information in the table above under “Compensation Discussion and Analysis—Compensation Decisions for Fiscal Year 2011” primarily in that this table includes the grant date value of equity awards made during fiscal year 2011 as required by SEC rules rather than the grant date value of equity awards made for fiscal year 2011, which were awarded after the end of the fiscal year. The table also differs because it includes three former executive officers.

Name and Principal Position	Fiscal Year	Salary($)		Cash Bonus($)(1)(2)	Stock Awards($)(3)	Option Awards($)(4)	Non-Equity Incentive Plan Compensation($)		All Other Compensation($)(5)	Total($)
Mark R. Fetting Chief Executive Officer	2011 2010 2009	$500,000 500,000 500,000		$2,900,000 950,000 950,000	$1,875,000 407,143 1,586,900	$625,000 2,736,000 1,040,400			$21,272 20,231 32,416	$5,921,272 4,613,374 4,109,716

Peter H. Nachtwey(6) Chief Financial Officer	2011	80,208		825,000	250,000	250,000			33,812	1,439,020

Ronald R. Dewhurst Senior Executive Vice President	2011 2010	363,825 330,728	(7)	2,000,000 1,500,000	1,800,000 676,950	— 609,216			137,074 11,278	4,300,899 3,128,172

Jeffrey A. Nattans Executive Vice President	2011	345,833	(8)	900,000	300,000	100,000			20,642	1,666,475

Joseph A. Sullivan Senior Executive Vice President	2011 2010 2009	350,000 350,000 184,280		2,000,000 1,545,000 1,545,000	500,000 1,215,775 750,000	500,000 425,600 750,000			21,052 26,475 12,316	3,371,052 3,562,850 3,241,596

Charles J. Daley, Jr.(9) Former Chief Financial Officer	2011 2010 2009	107,197 289,583 250,000		175,000 950,000 950,000	450,000 498,275 551,047	150,000 425,600 520,200			9,314 12,629 15,384	891,511 2,176,087 2,286,631

Terrence J. Murphy(10) Former Interim Chief Financial Officer	2011	237,500		1,320,000	56,250	—	$235,821	(11)	8,495	1,858,066

David R. Odenath(12) Former Senior Executive Vice President	2011 2010 2009	262,500 350,000 184,280		— 2,650,000 3,375,000	2,374,754 1,250,000 1,700,000	4,099,171 1,250,000 2,500,000			3,981,421 41,516 101,330	10,717,846 5,541,516 7,860,610

(1)	Our Executive Incentive Compensation Plan provides for an executive bonus pool for each fiscal year in an amount up to 10% of our pre-tax income for the fiscal year (before deducting the bonuses under the plan). The Committee selects participants in the pool, approves the total amount received for bonuses and approves the allocation of incentive bonuses among our executive officers as described above under “Compensation Discussion and Analysis.”

(2)	Does not include $2,000,000, $250,000, $1,400,000, $600,000, $1,200,000 and $163,750 awarded for fiscal year 2011 and paid in shares of restricted stock or stock options to Messrs. Fetting, Nachtwey, Dewhurst, Nattans, Sullivan and Murphy, respectively, on May 16, 2011. Also does not include a $191,250 award to Mr. Murphy on May 16, 2011 in the form of a notional investment into a mutual fund-based compensation program, the ClearBridge Advisors, LLC Deferred Incentive Plan (“CDIP”). These awards are included in the Grants of Plan-Based Awards Table below.

(3)

Represents the fair value of restricted stock awards made during each fiscal year as measured by Legg Mason’s stock price on the date of grant calculated in accordance with accounting guidance. Legg Mason’s stock price is calculated as the average of the high and low trading prices of our common stock on the NYSE on the grant date. Amounts reported may not represent the amounts that the named executive officers will actually realize from the awards. Whether, and to what extent, a named executive officer realizes value will depend on Legg Mason’s actual operating performance, stock price fluctuations and the named executive officer’s continued employment.

(4)	Represents the aggregate grant date fair value, as calculated in accordance with accounting guidance, of options granted during each fiscal year. Stock option awards are valued for purposes of this table using the Black-Scholes option pricing model. See the “Stock-Based Compensation” footnote to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year in which the award was made for a discussion of the assumptions used in estimating the value of each award. Amounts reported may not represent the amounts that the named executive officers will actually realize from the awards. Whether, and to what extent, a named executive officer realizes value will depend on Legg Mason’s actual operating performance, stock price fluctuations and the named executive officer’s continued employment.

(5)	Includes for all named executive officers, Basic Life and Accidental Death and Dismemberment insurance premiums paid by Legg Mason. For all except Messrs. Daley, Dewhurst and Nachtwey, includes contributions made by Legg Mason pursuant to our Profit Sharing and 401(k) Plan and Trust. For Messrs. Nattans and Daley, includes matching contributions under the Employee Stock Purchase Plan. For Messrs. Fetting and Nattans, includes discount amounts credited under our Deferred Compensation/Phantom Stock Plan. For all except Mr. Nachtwey, includes dividends paid on unvested shares of restricted stock, including $13,611, $12,683, $13,403, and $20,553 for Messrs. Fetting, Dewhurst, Sullivan and Odenath, respectively. For Messrs. Daley and Odenath, includes payment for unpaid vacation, which for Mr. Odenath was $13,462.

Includes tax gross ups for Mr. Nachtwey of $11,107 related to reimbursement of relocation costs and legal fees, and for Mr. Dewhurst of $38,106 related to reimbursement of relocation costs, tax consulting and legal fees.

Includes perquisites for Mr. Nachtwey of $22,637 for legal services regarding an employment agreement and relocation assistance and temporary housing.

Includes perquisites for Mr. Dewhurst of $81,651, of which $32,680 was for tax consulting and $41,506 was for relocation assistance and temporary housing. Also includes legal consultation relating to relocation and employer contributions to an Australian retirement program.

For Mr. Odenath, includes cash payment upon termination as discussed in footnote (12) below and post-employment health care subsidy.

(6)	Mr. Nachtwey was hired on January 10, 2011. His compensation is pursuant to a letter agreed to upon his hire and includes a sign-on bonus.

(7)	Mr. Dewhurst’s $350,000 salary was paid in Australian dollars for the first eleven months of the fiscal year and in U.S. dollars for the final month of the fiscal year. For the first eleven months, his salary was converted into Australian dollars at the exchange rate in effect on the day he joined Legg Mason. For the final month, he was paid in U.S. dollars. Using an average conversion rate of .9390 obtained from xe.com, for the first eleven months of fiscal year 2011, plus his monthly salary of $29,167 in the month of March 2011, Mr. Dewhurst received U.S. $363,825 in base salary.

(8)	Includes $60,000 in cash compensation with respect to which Mr. Nattans elected to defer receipt under our Deferred Compensation/Phantom Stock Plan. See the Non-Qualified Deferred Compensation table below.

(9)	Mr. Daley left the company in July 2010 and was paid a bonus for the portion of the year he was employed. Upon his departure, all unvested equity awards were forfeited in accordance with their terms.

(10)	During the time Mr. Murphy acted as Interim CFO, he also carried out duties as Chief Operating Officer of Legg Mason’s ClearBridge Advisors subsidiary. Compensation reflects his work for both entities.

(11)	Represents $130,366 in vested awards and $105,455 in market gains on unvested awards under the CDIP. Under the CDIP, certain employees of ClearBridge Advisors receive annual awards that vest over a four year period based on continued service with the firm. Awards are deemed invested in mutual funds sub-advised by ClearBridge and upon vesting, are paid out in mutual fund shares or cash at the discretion of ClearBridge.

(12)	Mr. Odenath left the company on December 31, 2010. In connection with his departure, he received a cash payment of $3,936,000 and accelerated vesting of certain equity awards. The stock awards amount includes $1,374,754 for accelerated vesting of 38,262 restricted shares and the option awards amount includes $3,099,171 for accelerated vesting of 141,644 stock options. After the acceleration of these awards, all remaining unvested equity awards were forfeited.

Grants of Plan-Based Awards

The following table provides information concerning each plan-based award granted for the fiscal year ended March 31, 2011 to our named executive officers.

Name	Grant Date	Committee Action Date	Estimated Future Payouts Under Non-Equity Incentive Plan Target($)		All Other Stock Awards: Number of Shares of Stock or Units(#)(1)	All Other Option Awards: Number of Securities Underlying Options(#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Close Price	Grant Date Fair Value of Stock and Option Awards(4)
Mark R. Fetting	05/16/2011 05/16/2011	04/26/2011 04/26/2011			41,189	45,697	$33.99 —	$33.77 33.77	$600,000 1,400,000	(5) (6)

Peter H. Nachtwey	02/01/2011 02/01/2011 05/16/2011 05/16/2011	01/25/2011 01/25/2011 04/26/2011 04/26/2011			7,432 3,678	18,968 9,520	33.64 — 33.99 —	33.83 33.83 33.77 33.77	250,000 250,000 125,000 125,000	(5)(7) (6)(7) (5) (6)

Ronald R. Dewhurst	05/16/2011	04/26/2011			41,189		—	33.77	1,400,000	(6)

Jeffrey A. Nattans	05/16/2011 05/16/2011	04/26/2011 04/26/2011			12,357	13,709	33.99 —	33.77 33.77	180,000 420,000	(5) (6)

Joseph A. Sullivan	05/16/2011 05/16/2011	04/26/2011 04/26/2011			24,713	27,418	33.99 —	33.77 33.77	360,000 840,000	(5) (6)

Charles J. Daley, Jr.	—	—	—		—	—	—	—	—

Terrence J. Murphy	05/16/2011 05/16/2011	04/26/2011 04/26/2011	191,250	(8)	4,818		—	33.77	163,750	(6)

David R. Odenath(9)	10/27/2008 10/27/2008	10/27/2008 10/27/2008			38,262	141,644	14.81 —	13.90 13.90	3,099,171 1,374,754

(1)	Except for accelerated awards described in footnote (9), shares of restricted stock or restricted stock units were awarded pursuant to our 1996 Equity Incentive Plan. The shares or stock units vest and become exercisable in 25% increments over four years on April 30, 2012, April 30, 2013, April 30, 2014, and April 30, 2015.

Dividends are paid on shares of restricted stock or restricted stock units at the same time, and in the same amounts, as dividends are paid on other outstanding shares of our common stock.

(2)	All stock options were awarded pursuant to our 1996 Equity Incentive Plan. The May 2011 award options vest and become exercisable in 25% increments over four years on May 31, 2012, May 31, 2013, May 31, 2014 and May 31, 2015. The February 2011 award vests in 20% increments over five years on May 31, 2012, May 31, 2013, May 31, 2014, May 31, 2015 and May 31, 2016.

(3)	The exercise price equals the average of the high and low trading prices of our common stock on the New York Stock Exchange on the grant date.

(4)	Except for accelerated awards described in footnote (9), the Grant Date Fair Value is the total amount that we will recognize as an expense over the award’s vesting period under applicable accounting requirements.

(5)	For stock options, we calculate the grant date fair value using the Black-Scholes option pricing model value on the grant date. The following assumptions were made for purposes of these calculations:

	02/01/11 Awards	05/16/11 Awards
Expected Term	5.18 years	5.12 years
Dividend Yield	1.39%	1.39%
Stock Price Volatility	47.41%	47.16%
Risk Free Interest Rate	2.07%	1.95%

The actual value realized, if any, on stock option exercises will be dependent on overall market conditions, our future performance and the future prices of our common stock. There can be no assurances that the actual value realized will approximate the amount calculated under the valuation model.

(6)	For restricted stock and restricted stock units, we calculate the grant date fair value by multiplying the number of shares or stock units granted by the average of the high and low trading prices of our common stock on the New York Stock Exchange on the grant date.

(7)	The February 1, 2011 awards represent sign-on awards related to Mr. Nachtwey’s hiring on January 10, 2011.

(8)	Represents dollar amount awarded under CDIP for fiscal year ended March 31, 2011. The award vests in 25% increments over four years on April 30, 2012, April 30, 2013, April 30, 2014 and April 30, 2015, subject to continued employment. Dividends and returns are accrued and paid out upon distribution.

(9)	On December 17, 2010, the vesting of 141,644 stock options and 38,262 shares of restricted stock remaining unvested from October 2008 awards was accelerated in connection with the termination of Mr. Odenath’s employment. Grant date fair value amount represents the expense recognized as a result of the acceleration of these awards.

Employment-Related Agreements

On December 17, 2010, Mr. Odenath stepped down from his role as a Senior Executive Vice President, and his employment with the company terminated on December 31, 2010. In connection with his employment ending, the company and Mr. Odenath entered into a Severance and Release of Claims Letter agreement dated December 17, 2010. Under that letter, and in return for a release of all claims against the company, including under the terms of an offer letter entered into when he was hired in 2008, Mr. Odenath received (i) accelerated vesting of the 38,262 shares of restricted stock and 141,644 stock options with an exercise price of $14.81 that constituted the remaining unvested portion of the initial equity awards Mr. Odenath received upon joining the company in October 2008; and (ii) a cash payment of $3,936,000. The letter also provided for certain rights, including a health care subsidy, and contained various restrictive covenants, including covenants relating to non-solicitation of clients and employees, confidentiality and cooperation.

On December 13, 2010, we entered into an agreement with Mr. Nachtwey providing for him to be hired as a Senior Executive Vice President and Chief Financial Officer beginning on January 10, 2011. Pursuant to the agreement, Mr. Nachtwey is entitled to receive an annual base salary of $350,000 and, for fiscal year 2011, an incentive award of $325,000 in cash, $125,000 in restricted stock and $125,000 in stock options. For future performance cycles, Mr. Nachtwey will have an annual target incentive bonus amount of $1.3 million in cash and $1.0 million in equity. The target incentive awards are discretionary and contingent upon company performance and Mr. Nachtwey’s continued employment at the time of payment of the award. Mr. Nachtwey also received a one time sign-on cash award of $500,000. If his employment is terminated for cause within thirty-six (36) months of his date of hire, Mr. Nachtwey will be required to repay a pro-rata portion of the cash sign-on award. In addition, Mr. Nachtwey was granted $250,000 in restricted stock and $250,000 in stock options in February 2011 as sign-on awards. The agreement also requires that Mr.  Nachtwey not compete with us for a period of one year after termination of his employment.

Outstanding Equity Awards at March 31, 2011

The following table provides information as of March 31, 2011 about the outstanding equity awards held by our named executive officers.

	Option Awards(1)(2)						Stock Awards(3)
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
Mark R. Fetting	07/22/2003	10,500		—	$46.39	07/22/2011
	07/20/2004	15,000		—	52.07	07/22/2012
	06/09/2005	10,000		—	85.76	07/22/2013
	10/17/2005	45,000	(4)	—	104.00	07/19/2013
	11/29/2005	15,000		—	122.91	07/22/2013
	11/29/2006	32,000		8,000	95.66	07/22/2014
	07/18/2007	27,000		18,000	100.77	07/22/2015
	07/21/2008	24,000		36,000	33.97	07/22/2016
	07/27/2009	45,000		180,000	27.45	07/22/2017
	05/17/2010	—		43,283	33.25	05/18/2018
	01/28/2008								100,000	(5)	$3,609,000
	05/16/2008						4,891	$176,516
	07/21/2008						10,000	360,900
	05/18/2009						15,724	567,479
	05/17/2010						56,391	2,035,151
Peter H. Nachtwey	02/01/2011	—		18,968	$33.64	02/01/2019
	02/01/2011						7,432	$268,221
Ronald R. Dewhurst	07/21/2008	14,000		21,000	$33.97	07/22/2016
	07/27/2009	10,020		40,080	27.45	07/22/2017
	05/16/2008						504	$18,189
	07/21/2008						4,925	177,743
	05/18/2009						14,483	522,691
	07/27/2009						8,250	297,743
	05/17/2010						54,135	1,953,732
Jeffrey A. Nattans	07/17/2006	2,400		600	$94.45	07/22/2014
	11/29/2006	1,600		400	95.66	07/22/2014
	07/18/2007	3,000		2,000	100.77	07/22/2015
	07/21/2008	4,000		6,000	33.97	07/22/2016
	07/27/2009	4,000		16,000	27.45	07/22/2017
	05/17/2010	—		6,925	33.25	05/18/2018
	05/16/2008						949	$34,249
	07/21/2008						800	28,872
	05/18/2009						7,242	261,364
	07/27/2009						5,457	196,943
	05/17/2010						9,023	325,640
Joseph A. Sullivan	10/27/2008	28,328		42,494	$14.81	07/22/2016
	07/27/2009	7,000		28,000	27.45	07/22/2017
	05/17/2010	—		34,626	33.25	05/18/2018
	10/27/2008						16,880	$609,199
	05/18/2009						36,882	1,331,071
	07/27/2009						7,125	257,141
	05/17/2010						15,038	542,721
Charles J. Daley, Jr.(6)

Terrence J. Murphy	07/17/2006	2,400		600	$94.45	07/22/2014
	07/18/2007	3,000		2,000	100.77	07/22/2015
	07/21/2008	3,200		4,800	33.97	07/22/2016
	05/16/2007						67	$2,418
	05/16/2008						501	18,081
	07/21/2008						390	14,075
	05/18/2009						2,172	78,387
	05/17/2010						1,692	61,064
David R. Odenath(6)

(1)	Option awards are made pursuant to our 1996 Equity Incentive Plan. The exercise price of each option is equal to the average of the high and low trading prices of our common stock on the New York Stock Exchange on the grant date. Option holders may use previously owned shares to pay all or part of the exercise price.

(2)	Options awarded prior to 2006 are fully vested. In all cases, the Committee may accelerate the vesting of options. The vesting schedules for the option awards are as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates
07/17/06	20% vests each year for five years from date of grant	07/23/11
11/29/06	20% vests each year for five years from date of grant	07/23/11
07/18/07	20% vests each year for five years from date of grant	07/23/11, 07/23/12
07/21/08	20% vests each year for five years from date of grant	07/23/11, 07/23/12, 07/23/13
10/27/08	20% vests each year for five years from date of grant	07/23/11, 07/23/12, 07/23/13
07/27/09	20% vests each year for five years from date of grant	07/23/11, 07/23/12, 07/23/13, 07/23/14
05/17/10	20% vests each year for five years from date of grant	05/31/11, 05/31/12, 05/31/13, 05/31/14, 05/31/15
02/01/11	20% vests each year for five years from date of grant	05/31/12, 05/31/13, 05/31/14, 05/31/15, 05/31/16

(3)	The vesting schedules for restricted stock awards are as follows:

Grant Date	Vesting Schedule	Remaining Vesting Dates
05/16/07	25% vests each year for four years from date of grant	04/30/11
05/16/08	33 1/3% vests each year for three years from date of grant	04/30/11
	25% vests each year for four years from date of grant	04/30/11, 04/30/12 (Mr. Murphy’s award)
07/21/08	25% vests each year for four years from date of grant	04/30/11, 04/30/12
10/27/08	33 1/3% vests each year for three years from date of grant	04/30/11
05/18/09	25% vests each year for four years from date of grant	04/30/11, 04/30/12, 04/30/13
07/27/09	25% vests each year for four years from date of grant	04/30/11, 04/30/12, 04/30/13
05/17/10	25% vests each year for four years from date of grant	04/30/11, 04/30/12, 04/30/13, 04/30/14
02/01/11	25% vests each year for four years from date of grant	04/30/12, 04/30/13, 04/30/14, 04/30/15

(4)	Represents special awards of options exercisable after vesting only if, within four years after the grant date, our common stock closes at or above $127.50 per share for 30 consecutive days. This stock price condition was met in the March 2006 quarter.

(5)	Represents a special award of performance shares which vest in 20% increments on January 28, 2009, 2010, 2011, 2012 and 2013 (or later if the stock price trigger occurs after scheduled vesting) only if our common stock closes at or above the following prices for 30 consecutive trading days:

Vesting Date	Share Price Requirement
01/28/09	$77.97
01/28/10	85.76
01/28/11	94.34
01/28/12	103.78
01/28/13	114.15

(6)	All outstanding awards terminated during the fiscal year under their terms as a result of employment with the company ending. Prior to termination, the vesting of one stock option award and one restricted stock award was accelerated for Mr. Odenath.

Option Exercises and Stock Vested Table

The following table provides information about exercises of stock options and vesting of restricted stock during fiscal year 2011 for our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(2)
Mark R. Fetting	21,001	$67,203	17,072	$551,938
Peter H. Nachtwey	—	—	—	—
Ronald R. Dewhurst	—	—	10,543	340,855
Jeffrey A. Nattans	—	—	5,913	191,167
Joseph A. Sullivan	—	—	31,549	1,019,979
Charles J. Daley, Jr.(3)	27,251	91,473	9,629	311,306
Terrence J. Murphy	—	—	1,464	47,652
David R. Odenath(3)(4)	258,117	5,510,981	92,615	3,167,952

(1)	The value realized upon exercise of stock options is calculated by multiplying the difference between the fair market value of the shares underlying the options (the average of the high and low trading prices of our common stock on the day of the exercise) and the exercise price of the options by the number of shares acquired on exercise.

(2)	The value realized upon vesting of restricted stock is calculated by multiplying the fair market value of a share of common stock on the vesting date (the average of the high and low trading prices of our common stock on the vesting date) by the number of shares vested.

(3)	Includes options exercised after the executive officer’s employment terminated since vested options may be exercised up to 90 days after termination.

(4)	Vesting of certain awards was accelerated in connection with Mr. Odenath’s employment ending. Amounts include exercise of accelerated stock options and vesting of accelerated restricted stock awards.

Non-Qualified Deferred Compensation

The Legg Mason & Co., LLC Deferred Compensation/Phantom Stock Plan is a non-qualified deferred compensation plan that is available only to a select group of employees, including named executive officers, based on responsibilities and compensation levels. Under the terms of the plan, participants may elect to defer up to $60,000 in annual compensation on a pre-tax basis. Amounts deferred under the plan are deemed invested in “phantom” shares of our common stock at a price equal to 90% of the market price on the deemed investment date. Dividends paid on our common stock are credited to phantom stock at a price equal to 95% of the market price on the dividend payment date. Amounts deferred under our phantom stock plan, including contributions by the company, are fully vested at all times and are not subject to forfeiture. Amounts deferred under this plan are distributed to the participant, or his or her beneficiary, in shares of our common stock after the participant’s employment has terminated for any reason, either in lump sum distribution or three annual installments, at the participant’s election. In addition, the company may elect to distribute account balances to named executive officers in connection with a change of control, if the plan and all substantially similar agreements are terminated with respect to the participants affected by the change of control. For purposes of our phantom stock, a “change of control” will occur upon a change in (1) ownership of the company or Legg Mason & Co., LLC (“LM&Co.”), our administrative subsidiary, (2) effective control of the company or LM&Co., or (3) ownership of a substantial portion of the assets of the company or LM&Co.

The following table provides information about non-qualified deferred compensation plan transactions and balances during fiscal year 2011 by our named executive officers.

Name	Executive Contributions in Last FY	Company Contributions in Last FY(1)	Aggregate Earnings in Last FY(2)	Aggregate Balance at Last FYE(3)
Mark R. Fetting(4)	$—	$11	$9,196	$43,842
Peter H. Nachtwey	—	—	—	—
Ronald R. Dewhurst	—	—	—	—
Jeffrey A. Nattans	60,000	6,721	44,915	232,056
Joseph A. Sullivan	—	—	—	—
Charles J. Daley, Jr.	—	—	—	—
Terrence J. Murphy	—	—	—	—
David R. Odenath	—	—	—	—

(1)	Company contributions are included in the All Other Compensation column of the Summary Compensation Table above and consist of the contribution of the 10% discount to the market price of a share of common stock upon the deemed investment of deferred amounts in shares of phantom stock and the contribution of the 5% discount to the market price of a share of common stock upon the crediting of dividends to phantom stock during the fiscal year.

(2)	Aggregate earnings are calculated by subtracting the value of the named executive officer’s phantom stock account at March 31, 2010 and the employee and company contributions made during fiscal year 2011 from the value of the officer’s account at March 31, 2011.

(3)	The aggregate balance is calculated by multiplying the phantom stock account share balance by the closing price of our common stock on March 31, 2011. Upon a distribution, shares of phantom stock are distributed in shares of common stock on a one-for-one basis.

(4)	Mr. Fetting participated in the plan but did not make any contributions during fiscal year 2011. Company contributions reflect the 5% discount to the price of our common stock for dividends credited to his phantom stock account.

Potential Payments on Termination or a Change of Control

We have not provided our named executive officers with agreements providing for severance payments, medical or insurance benefits or any other perquisites after their employment has ended or following a change of control of Legg Mason except for the letter agreement entered into with Mr. Nachtwey when he was hired in January 2011. See “Employment-Related Agreements” above for further discussion regarding Mr. Nachtwey’s agreement.

As described in the “Compensation Discussion and Analysis” in this Proxy Statement, our named executive officers typically receive long-term incentive awards in the form of stock options and restricted stock. In fiscal year 2008, we also awarded performance shares to Mr. Fetting. In addition, our named executive officers may elect to participate in our phantom stock plan. Except as discussed below, our named executive officers will forfeit their unvested stock options, restricted stock and performance shares if their employment with us ends.

Stock Options

Unvested stock options held by our named executive officers automatically vest and become exercisable upon the termination of the named executive officer’s employment as a result of his or her death or disability.

Unvested options issued before May 2010 automatically vest and become exercisable upon a change of control (as defined below), and options issued in May 2010 and thereafter vest and become exercisable if the named executive officer’s employment terminates within one year of a change of control without cause or due to good reason.

If a named executive officer’s employment ends for any reason other than death or disability before all of his or her stock options have vested, the unvested stock options are automatically forfeited. The Committee has the authority to accelerate the vesting of any stock options in its discretion at any time. A named executive officer, or his or her beneficiaries, must exercise all vested options (1) within one year of the date on which his or her employment terminates as a result of death or disability or (2) within 90 days of the date on which his or her employment terminates for any other reason.

For purposes of our stock options granted prior to May 2010, a “change of control” of Legg Mason will occur upon (1) the approval by our stockholders of an agreement to merge or consolidate Legg Mason with or into another company (with Legg Mason not surviving) or to sell or otherwise dispose of all or substantially all of our assets and the satisfaction or waiver of all conditions precedent to the closing of that transaction or (2) a determination by our Board of Directors that in connection with a proposed tender or exchange offer for our voting securities, a person has become the owner of securities representing 40% or more of the voting power of our outstanding stock. However, if an event that triggers a potential change of control is approved no later than five days after it occurs by a vote of 75% or more of our directors who were members of our Board immediately prior to the event, then the event will not constitute a change of control for stock option purposes.

For purposes of our stock options granted in May 2010 and thereafter, a “change of control” of Legg Mason will occur upon (1) any person acquiring, directly or indirectly, beneficial ownership of securities representing 50.1% or more of the combined voting power of our outstanding stock; (2) the closing of any merger, consolidation or other reorganization involving Legg Mason whereby the stockholders of Legg Mason immediately prior to such reorganization do not hold, directly or indirectly, more than 50% of the combined voting power of the outstanding stock of the successor entity immediately following such transaction; (3) the closing of any transaction involving a sale of assets of Legg Mason that have a total gross fair market value equal to or more than 90% of the total gross fair market value of all of Legg Mason’s assets; (4) the adoption of any plan or proposal for the liquidation or dissolution of Legg Mason; or (5) within any 12-month period, individuals who, as of May 15th of the year in which the award is made, constitute the Board of Directors of Legg Mason or who are thereafter nominated as directors by a majority of the Board of Directors cease for any reason to constitute at least a majority of the Board.

For purposes of our stock options granted in May 2010 and thereafter, “cause” means any of the following behavior by an option recipient (1) any conduct that competes with Legg Mason, breaches any obligation or duty of loyalty to Legg Mason or materially injures Legg Mason; (2) a material violation of any law, regulation or Legg Mason policy; (3) a court or regulatory order that prevents an option recipient from performing his or her duties or being associated with an investment advisor; (4) material malfeasance, disloyalty or dishonesty; (5) conviction of a felony; (6) any failure to devote sufficient professional time to his or her duties; (7) failure to satisfactorily perform duties, or gross misconduct or gross negligence in the performance of duties; or (8) failure to maintain any required licenses.

For purposes of our stock options granted in May 2010 and thereafter, “good reason” means (1) a material adverse change in the responsibilities of the option recipient from those in effect prior to the change of control; (2) the recipient’s principal place of employment is moved more than 50 miles from the location immediately prior to the change of control; (3) the recipient’s base salary is significantly reduced; or (4) the recipient’s incentive compensation for a fiscal year is materially reduced from his or her incentive compensation for the prior fiscal year, and such reduction is not related to a reduction in responsibilities or either individual or corporate performance.

Restricted Stock

Restricted Stock Awards Prior to July 2008

All unvested shares of restricted stock issued to a named executive officer will automatically vest upon (1) the termination of the named executive officer’s employment as a result of his or her death or disability; (2) the death or disability of the named executive officer during his or her retirement; or (3) a change of control of Legg Mason (as defined below). Upon vesting, shares cease to be subject to transfer restrictions and forfeiture.

In the event a named executive officer’s employment ends for any reason other than death, disability or retirement before all of his or her shares of restricted stock have vested, the unvested shares of restricted stock will automatically be forfeited. If a named executive officer retires from Legg Mason, his or her shares of restricted stock will continue to vest in accordance with the original vesting schedule as long as he or she continues to meet the definition of retirement. In order to retire for purposes of our restricted stock grants, a named executive officer may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason. The Committee has the authority to accelerate the vesting of any restricted stock in its discretion at any time.

For purposes of our restricted stock awarded prior to July 2008, a “change of control” of Legg Mason will occur upon (1) the approval by our stockholders of an agreement to merge or consolidate Legg Mason with or into another company (with Legg Mason not remaining an independent publicly owned company) or to sell or otherwise dispose of all or substantially all of our assets, other than a transaction in which Legg Mason or its stockholders own 50% or more of the combined voting power of the surviving entity or (2) a person, other than one of our affiliates, becoming the direct or indirect owner of securities representing 50% or more of the combined voting power of our outstanding stock.

As an employee of ClearBridge Advisors, Mr. Murphy’s May 2007 and May 2008 restricted stock awards provided that in the event he is terminated without cause, the awards will automatically vest.

July 2008 and July 2009 Long-Term Incentive Awards

Unvested shares of restricted stock issued to a named executive officer will automatically vest upon (1) the termination of the named executive officer’s employment as a result of his or her death or disability or (2) a change of control of Legg Mason (as defined below). Upon vesting, shares cease to be subject to transfer restrictions and forfeiture.

In the event a named executive officer’s employment ends for any reason other than death or disability, the unvested shares of restricted stock will automatically be forfeited. The Committee has the authority to accelerate the vesting of any restricted stock in its discretion at any time.

See “Stock Options” above for the definition of “change of control” used for these awards, which matches the definition used for stock option awards prior to May 2010.

October 2008 Sign-On Awards

The restricted stock award issued to Mr. Sullivan in October 2008 as a sign-on bonus has the same terms as all restricted stock awards made prior to July 2008 (see the discussion above) except that there is no retirement provision. If Mr. Sullivan retires from Legg Mason, all unvested shares of restricted stock awarded as an October 2008 sign-on bonus will be forfeited.

May 2009 Annual Incentive Awards

Unvested shares of restricted stock issued to a named executive officer will automatically vest upon (1) the named executive officer’s death; (2) termination of the named executive officer’s employment due to disability or a reduction in workforce; or (3) a change of control of Legg Mason (as defined below). Upon vesting, shares cease to be subject to transfer restrictions and forfeiture.

Subject to the exceptions discussed below, in the event a named executive officer’s employment ends for any reason before all of his or her shares of restricted stock have vested, the unvested shares of restricted stock will automatically be forfeited. If a named executive officer retires from Legg Mason, his or her shares of restricted stock will continue to vest in accordance with the original vesting schedule as long as he or she continues to meet the definition of retirement. In order to retire for purposes of our restricted stock grants, a named executive officer must be at least 65 years old and may not represent, in any capacity other than as an independent director, any financial services company that the Committee deems a competitor of Legg Mason. If a named executive officer is terminated without cause after completing 15 years of service with us, his or her shares of restricted stock will continue to vest in accordance with the original vesting schedule as long as he or she does not compete with us. The Committee has the authority to accelerate the vesting of any restricted stock in its discretion at any time.

For purposes of the restricted stock awards made in May 2009, a “change of control” of Legg Mason will occur upon (1) any person acquiring, directly or indirectly, beneficial ownership of securities representing 50.1% or more of the combined voting power of our outstanding stock; (2) the closing of any merger, consolidation or other reorganization involving Legg Mason whereby the stockholders of Legg Mason immediately prior to such reorganization do not hold, directly or indirectly, more than 50% of the combined voting power of the outstanding stock of the successor entity immediately following such transaction; (3) the closing of any transaction involving a sale of assets of Legg Mason that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of Legg Mason’s assets; (4) the adoption of any plan or proposal for the liquidation or dissolution of Legg Mason; or (5) within any 12-month period, individuals who, as of May 15th of the grant year, constitute the Board of Directors of Legg Mason or who are thereafter nominated as directors by a majority of the Board of Directors cease for any reason to constitute at least a majority of the Board.

May 2010 Annual Incentive Awards

Shares of restricted stock issued to a named executive officer in May 2010 have the same terms and conditions as shares of restricted stock issued in May 2009 (see the discussion above) except that shares of restricted stock issued in May 2010 vest upon a change of control only if, within 12 months of the change of control, the named executive officer is terminated without cause or terminates his or her employment for good reason. See “Stock Options” above for the definitions of “cause” and “good reason” used for these awards.

Awards in 2011

Shares of restricted stock issued to a named executive officer in May 2011 have the same terms and conditions as shares of restricted stock issued in May 2010 (see the discussion above) except that unvested shares of restricted stock of a named executive officer who is terminated without cause after completing 15 years of service with us will no longer continue to vest in accordance with the original vesting schedule, but rather, will automatically be forfeited. In addition, the retirement provision now allows retirement if the executive officer has reached age 62.

Performance Shares

Performance shares will vest immediately upon the occurrence of (1) a change of control of Legg Mason (as defined below) or (2) a termination of the named executive officer’s employment as a result of his or her death or permanent disability. In addition, if we terminate a named executive officer’s employment without cause or the officer resigns for good reason, the officer will be entitled to have vest, including amounts previously vested, 80% of the total performance shares in his or her award if our common stock meets the performance thresholds within three years of the termination date. Upon vesting, performance shares are paid in shares of our common stock on a one-for-one basis. The Committee has the authority to accelerate the vesting of any performance shares in its discretion at any time.

With respect to our performance shares, (1) the events that constitute a “change of control” of Legg Mason for restricted stock awarded prior to July 2008 shall also constitute a “change of control” of Legg Mason for purposes of our performance shares and (2) a named executive officer shall be considered to have suffered a “permanent disability” if the named executive officer is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in the named executive officer’s death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

CDIP Awards

Awards under the CDIP have the same terms and conditions as shares of restricted stock issued in May 2009 (see the discussion above) except that upon a termination due to a reduction in workforce (1) awards do not vest immediately, but rather continue to vest in accordance with the original vesting schedule as long as the named executive officer does not compete with Legg Mason and (2) a portion of prior awards will be forfeited. In addition, the CDIP has its own definition of “change of control.” Mr. Murphy’s 2007 CDIP award had different vesting terms. With respect to that award, in the event Mr. Murphy is terminated without cause, a portion of the award will continue to vest.

Estimated Post-Termination Payments Table

The following table sets forth information regarding potential accelerated payments to each of our named executive officers in the event of a termination of his employment, upon death or disability or following a change of control of Legg Mason. For the purposes of this table, amounts are calculated as if the employment termination, death or disability or change of control occurred on March 31, 2011. The table does not include two former named executive officers, Messrs. Daley and Odenath, who were not employed by the company at the end of the fiscal year1.

[1]

The employment of Messrs. Daley and Odenath terminated during fiscal year 2011. Upon termination, Mr. Daley received a cash payment of $175,000. In connection with his termination, Mr. Odenath received a cash payment of $3,936,000 and accelerated vesting of $1,408,424 in value of restricted stock awards and $3,116,168 in value (calculated as the difference in market price minus exercise price on the acceleration date multiplied by the number of shares) of stock options. Mr. Odenath is also entitled to receive subsidized health coverage for 12 months after his departure date. In addition, Mr. Daley had $18,410 of in-the-money unexercised, vested stock options (using the same method of calculation as of his termination date), which were exercisable for a period of 90 days following the termination date.

Name	Accelerated Stock Options(1)	Accelerated Restricted Stock and Performance Shares(2)		Accelerated Mutual Fund Units (3)		Contractual Payments
Mark R. Fetting(4)
Upon Termination	$—	$2,779,147	(5)(6)	$—		$—
Upon Death or Disability	1,754,444	6,749,047		—		—
Upon a Change of Control(7)	1,754,444	6,749,047		—		—

Peter H. Nachtwey
Upon Termination	—	268,221	(5)	—		575,000	(8)
Upon Death or Disability	46,472	268,221		—		575,000	(8)
Upon a Change of Control(7)	46,472	268,221		—		575,000	(8)

Ronald R. Dewhurst
Upon Termination	—	2,494,613	(5)	—		—
Upon Death or Disability	390,811	2,970,099		—		—
Upon a Change of Control(7)	390,811	2,970,099		—		—

Jeffrey A. Nattans(4)
Upon Termination	—	621,253	(5)	—		—
Upon Death or Disability	170,627	847,068		—		—
Upon a Change of Control(7)	170,627	847,068		—		—

Joseph A. Sullivan
Upon Termination	—	1,873,793	(5)	—		—
Upon Death or Disability	1,244,530	2,740,133		—		—
Upon a Change of Control(7)	1,244,530	2,740,133		—		—

Terrence J. Murphy
Upon Termination	—	159,951	(5)	525,696	(9)	—
Upon Death or Disability	10,176	174,026		525,696	(9)	—
Upon a Change of Control(7)	10,176	174,026		525,696	(9)	—

(1)	The amounts include unvested, in-the-money stock options that would immediately vest upon the listed event. Amounts are calculated by adding for each grant of unvested, in-the-money options, the product of the number of shares underlying the options multiplied by the difference between $36.09, the closing price of our common stock on March 31, 2011, and the exercise price. In addition, as of March 31, 2011, Messrs. Fetting, Dewhurst, Nattans, Sullivan, and Murphy held $439,680, $116,253, $43,040, $663,300 and $6,784, respectively, of in-the-money, unexercised, vested stock options (using the same method of calculation) which can be exercised following termination, death or disability or a change of control.

(2)	The amounts are calculated by multiplying the applicable number of unvested shares of restricted stock or performance shares held by the named executive officer at the close of business on March 31, 2011 by $36.09, the closing price of our common stock on that day.

(3)	The amounts are calculated by multiplying the applicable number of unvested shares of each mutual fund unit under the CDIP held by the named executive officer at the close of business on March 31, 2011 by the closing price of each mutual fund on that day.

(4)	Messrs. Fetting and Nattans will also receive distribution of their phantom stock accounts, which are not subject to vesting, upon termination for any reason or upon a change of control. See the discussion under “Non-Qualified Deferred Compensation” above.

(5)

Represents shares of restricted stock that immediately vest or continue to vest under their vesting schedules subject to the conditions discussed below. All unvested shares of restricted stock granted prior to July 2008 continue to vest after termination so long as the named executive officer meets the definition of having retired for purposes of the restricted stock awards. The unvested portion of the May 2009, May 2010 and

February 2011 restricted stock awards immediately vests if the named executive officer is terminated in a reduction in force. Certain restricted stock awards granted to Mr. Murphy for fiscal years 2007 and 2008 continue to vest in the event he is terminated without cause.

(6)	If we terminate Mr. Fetting’s employment without cause or he resigns for good reason, 80% of the total performance shares in his award will vest if our common stock meets the specified performance thresholds within three years of his termination date. As of March 31, 2011, $2,887,200 in unvested performance shares would continue to vest under this provision.

(7)	The definition of “change of control” of Legg Mason differs for the acceleration of stock options, CDIP mutual fund units, restricted stock and performance shares. See the discussion preceding this table under “Potential Payments on Termination or a Change of Control.” Assumes termination of employment on the change of control date without cause or for good reason for awards for which such a termination is a condition to accelerated vesting following a change of control.

(8)	Represents cash bonus and value of equity awards paid to Mr. Nachtwey in May 2011. Pursuant to a letter agreement with Mr. Nachtwey, he was guaranteed to receive the cash bonus and equity award amounts for the fiscal year ending March 31, 2011 if he did not resign and was not terminated for cause during the fiscal year. Thus, the cash compensation paid, and the equity awards granted to Mr. Nachtwey in May 2011 for fiscal year 2011 would have been paid or granted, as applicable, to Mr. Nachtwey on March 31, 2011 if his employment with us terminated on that date.

(9)	Represents value of mutual fund unit awards that would vest or continue to vest under the CDIP upon death, disability, change in control, termination without cause or due to a reduction in workforce.

EQUITY PLAN INFORMATION

The following table provides information about our equity compensation plans as of March 31, 2011.

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	6,422,874	(1)	$59.82	(2)	11,759,681	(3)(4)
Equity compensation plans not approved by stockholders	—		—		—

Total	6,422,874	(1)			11,759,681	(3)(4)

(1)	Includes 705,893 shares of Legg Mason common stock that are held in a trust pending distribution of phantom stock units. The phantom stock units, which are converted into shares of common stock on a one-for-one basis upon distribution, were granted to plan participants upon their deferral of compensation or dividends paid on phantom stock units. When amounts are deferred, participants receive a number of phantom stock units equal to the deferred amount divided by 90% to 95% of the fair market value of a share of common stock. Also includes 75,122 Restricted Stock Units granted to non-employee directors as equity compensation that are converted into shares of common stock on a one-for-one basis upon distribution.

(2)	Does not include phantom stock units or Restricted Stock Units that will be converted into common stock on a one-for-one basis upon distribution at no additional cost, and were awarded as described in footnote (1).

(3)	In addition, an unlimited number of shares of common stock may be issued under the Legg Mason & Co, LLC Deferred Compensation/Phantom Stock Plan upon the distribution of phantom stock units that may be acquired in the future as described in footnote (1).

(4)	8,304,208 of these shares may be issued under our omnibus equity plan as stock options, restricted or unrestricted stock grants or any other form of equity compensation. 392,520 of these shares may be issued under the Legg Mason, Inc. Equity Plan for Non-Employee Directors as grants of stock or Restricted Stock Units. 3,062,953 of these shares may be purchased under our employee stock purchase plan, which acquires the shares that are purchased thereunder in the open market.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended March 31, 2011.

COMPENSATION COMMITTEE

Harold L. Adams, Chairman

John T. Cahill

Cheryl Gordon Krongard

Scott C. Nuttall

Nicholas J. St. George

Kurt L. Schmoke

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors assists the Board of Directors in its oversight of the financial accounting and reporting of Legg Mason and its subsidiaries by selecting and compensating the company’s independent registered public accounting firm (“independent auditors”), providing oversight of the work of the independent auditors and reviewing the scope and results of audits conducted by them, reviewing the activities of Legg Mason’s internal auditors, discussing with independent auditors, internal auditors and management the organization and scope of Legg Mason’s internal system of accounting and financial controls and reviewing and discussing certain matters that may have a material impact on Legg Mason’s financial statements. The Audit Committee is composed of seven non-employee directors and operates under a written charter adopted by the Board of Directors that was last amended on April 27, 2010. The Board of Directors has determined that each member of the Audit Committee is “independent” and financially literate, and that at least one member has accounting or other related financial management expertise, in each case as such qualifications are defined under the Listing Standards of the New York Stock Exchange. The Board of Directors has also determined that each of Ms. Krongard and Messrs. Beresford, Cahill and Huff qualifies as an “audit committee financial expert” as defined by the SEC.

The Audit Committee held five meetings during the fiscal year ended March 31, 2011. The meetings were intended, among other things, to facilitate communication among the Audit Committee, management, internal auditors and Legg Mason’s independent auditors. The Audit Committee reviewed with Legg Mason’s internal auditors and its independent auditors the overall scope and plans for their respective audits and discussed with both the internal auditors and the independent auditors the results of their examinations and their evaluations of Legg Mason’s internal controls. The Audit Committee’s discussions with management and the independent auditors included a review of significant accounting policies applied by Legg Mason in its financial statements.

The Audit Committee also reviewed and discussed Legg Mason’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In this regard, the Audit Committee reviewed and discussed, with Legg Mason’s management and its independent auditors, management’s annual report on the effectiveness of Legg Mason’s internal control over financial reporting as of March 31, 2011 and the independent auditors’ related attestation report.

Legg Mason’s management is responsible for the financial reporting process, for the preparation, presentation and integrity of consolidated financial statements in accordance with generally accepted accounting principles, and for the establishment and effectiveness of Legg Mason’s internal controls and procedures designed to assure compliance with accounting standards and laws and regulations. Legg Mason’s independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and for attesting to the effectiveness of Legg Mason’s internal control over financial reporting. The Audit Committee monitors and reviews these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

The Audit Committee has discussed and reviewed with the independent auditors, and received from the independent auditors, all communications required by the Public Company Accounting Oversight Board, has reviewed and discussed the audited consolidated financial statements of Legg Mason with management and the independent auditors and has discussed with the independent auditors their independence from Legg Mason and its management. When considering the independent auditors’ independence, the Audit Committee considered whether their provision of services to Legg Mason beyond those rendered in connection with their audit and review of Legg Mason’s consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent auditors for audit and non-audit services.

Based on the reviews, reports and discussions described in this Report, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above, the Audit Committee has recommended to the Board of Directors that Legg Mason’s audited consolidated financial statements as of and for the fiscal year ended March 31, 2011 be included in Legg Mason’s Annual Report on Form 10-K.

AUDIT COMMITTEE

Dennis R. Beresford, Chairman

Robert E. Angelica

John T. Cahill

Barry W. Huff

Cheryl Gordon Krongard

Scott C. Nuttall

Margaret Milner Richardson

COMPENSATION COMMITTEE INTERLOCKS,

INSIDER PARTICIPATION AND

CERTAIN TRANSACTIONS

Messrs. Adams (Chairman), Cahill, Nuttall, St. George, and Schmoke and Ms. Krongard are the members of our Compensation Committee. No member of the Committee is or has been an officer or employee of the company or any of its subsidiaries, except for Mr. St. George, who was an officer of the company’s predecessor from 1966 to 1976.

Scott C. Nuttall, a director of Legg Mason since January 2008, is a member of KKR & Co. In January 2008, Legg Mason sold $1.25 billion in 2.5% Senior Convertible Notes (the “Notes”) to an affiliate of KKR & Co. and banks selected by KKR & Co. who provided financing to KKR & Co.’s affiliate. Pursuant to the terms of the Notes, Legg Mason pays interest on the Notes at a rate of 2.5% per year, and paid an aggregate of $31.25 million in interest on the Notes in fiscal year 2011. The material provisions of the Notes are discussed in Legg Mason’s Current Report on Form 8-K for the event on January 14, 2008. The Notes mature on January 15, 2015.

In the ordinary course of their asset management businesses, subsidiaries of Legg Mason may from time to time invest client assets in companies in which Nelson Peltz, a director of Legg Mason, may be a director or in which Mr. Peltz, his affiliates or funds managed by Trian may be significant stockholders. As of March 31, 2011, Legg Mason subsidiaries had investments on behalf of clients in H. J. Heinz Company and Tiffany & Co. with market values of $237,025,000 and $851,000, respectively. Mr. Peltz is a director of both of these companies. Legg Mason subsidiaries also had investments on behalf of clients in Family Dollar Stores, Inc., a company in which Trian is a significant investor, with a market value of $21,000 as of March 31, 2011 and, at other times during fiscal year, with a the market value exceeding $1,400,000.

From time to time, our directors, executive officers and employees, members of their immediate families and companies or affiliates of companies that employ our independent directors may have investments in various investment vehicles or accounts sponsored or managed by our subsidiaries or utilize our products or services in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable products or services provided to unaffiliated third parties.

PROPOSED AMENDMENT AND RE-APPROVAL OF THE LEGG MASON, INC.
1996 EQUITY INCENTIVE PLAN

In 1996, the Committee adopted, and the Board of Directors and stockholders approved, the Legg Mason, Inc. 1996 Equity Incentive Plan (the “Plan”). In 1999, 2004, 2007 and 2009, the Committee adopted, and the Board of Directors and stockholders approved, amendments to the Plan increasing the number of shares covered by the Plan. In 2006, 2008 and 2011, the Committee adopted several technical amendments to the Plan.

The purpose of the Plan is to provide key employees of Legg Mason and its subsidiaries various stock ownership and performance incentives toward achievement of continued growth, profitability and success of

Legg Mason. The Plan, as amended to date and as adjusted for stock splits since it was adopted, covers a total of 35,000,000 shares of common stock. The number of shares available for issuance under the Plan, as of May 24, 2011, was 6,257,290.

The Committee and our Board believe the Plan continues to be desirable for purposes of providing our key employees various stock ownership and performance incentives. In April 2011, to accommodate future grants and to provide flexibility for future awards, including possible needs arising from future significant hirings, possible acquisitions and other potential uses, the Committee adopted and our Board approved, subject to stockholder approval at this Annual Meeting, an amendment to the Plan increasing the number of shares covered by the Plan by 6,500,000. If our stockholders approve the amendment to the Plan, the number of shares covered by the Plan will increase to 41,500,000 and the number of shares available for issuance under the Plan will increase to 12,757,290, in each case subject to certain adjustments.

The amendment to the Plan also (i) extended the last day on which grants may be made under the Plan from April 20, 2014 to April 20, 2019 and (ii) expanded the performance metrics available under the provisions of the Plan that comply with Section 162(m) of the federal tax code. Approval of the amendment to the performance metrics is a condition to the long-term incentive plan awards discussed above. Under the amended Plan, the following performance goals will be available:

•	future economic value per share of Common Stock;

•	basic, diluted or adjusted earnings per share (either before or after taxes);

•	growth in earnings per share of Common Stock;

•	return on average common equity, return on capital, return on equity;

•	net revenue;

•	operating income or profit;

•	net income or profit (either before or after taxes);

•	earnings and/or net income or profit before interest and taxes;

•	earnings and/or net income or profit before interest, taxes, depreciation and amortization;

•	margins, operating margins, adjusted margins or adjusted operating margins;

•	return on assets;

•	net cash provided by operations;

•	free cash flow;

•	price of Common Stock;

•	book value per share;

•	economic profit;

•	economic value; and

•	total stockholder return.

The amended Plan will allow the Committee to modify the foregoing goals: (i) to reflect adjustments made in the computation of our publicly reported adjusted income, adjusted income per share or adjusted operating margins (or any successor measures); and (ii) to remove the effect of (1) restructurings, discontinued operations or extraordinary items, (2) any item of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, (3) the disposal of a segment or a business, (4) a change in accounting principle or otherwise, (5) incentive compensation accrued under the Plan for the fiscal year, (6) any charges to compensation expense resulting from issuing minority equity interests in one or more of our subsidiaries to their management teams in a one-time restructuring of the employment arrangements with each such management team, and (7) any income, gain, or loss attributable to the business operations of any entity acquired by us during the fiscal year or attributable to any transaction during the fiscal year in which a business or company is acquired. In addition, the amendment to the Plan authorized the Committee to apply the foregoing performance goals to Legg Mason as a whole or to a business unit or subsidiary, measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group.

In addition to the amendment, the proposal also seeks re-approval of the Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. In order to meet the requirements of Section 162(m) of the Internal Revenue Code, the Plan must be resubmitted to, and re-approved by, stockholders every five years. Legg Mason’s stockholders re-approved the Plan in 2001 and 2006, and the Board of Directors has approved submitting the Plan for re-approval by a vote of stockholders at this Annual Meeting.

Re-approval of the Plan by Legg Mason’s stockholders is required to maintain the feature of the Plan described below under the heading “Awards Subject to Section 162(m),” including the amended performance metrics. This feature is a significant element of the newly adopted long-term incentive plan discussed above. Accordingly, the Board of Directors believes that it is important to maintain this feature and recommends that the stockholders re-approve the Plan.

The amendments and re-approval of the Plan require stockholder approval and, as such, will be presented to stockholders for approval at this Annual Meeting. If the proposal is not approved by stockholders, the Plan will continue in effect without the amendment and we will not be able to issue awards thereunder that qualify as performance-based compensation under Section 162(m).

The benefits to be awarded under the Plan to our executive officers and other employees in the future are not presently determinable. Our non-employee directors are not eligible to receive benefits under the Plan. The following table sets out the benefits awarded under the Plan for the fiscal year ended March 31, 2011 to the people listed.

	Stock Options		Restricted Stock
Name and Position	Number Granted	Dollar Value(1)	Shares Granted	Dollar Value(2)
Mark R. Fetting, Chairman of the Board, President and Chief Executive Officer	45,697	$600,000	41,189	$1,400,000
Peter H. Nachtwey, Chief Financial Officer	28,488	375,000	11,110	375,000
Ronald R. Dewhurst, Senior Executive Vice President	—	—	41,189	1,400,000
Jeffrey A. Nattans, Executive Vice President	13,709	180,000	12,357	420,000
Joseph A. Sullivan, Senior Executive Vice President	27,418	360,000	24,713	840,000
Charles J. Daley, Jr., Former Chief Financial Officer	—	—	—	—
Terrence J. Murphy, Former Interim Chief Financial Officer	—	—	4,818	163,750
David R. Odenath, Former Senior Executive Vice President(3)	141,644	3,099,171	38,262	1,374,754
All current executive officers as a group	131,306	1,725,000	144,974	4,925,000
All non-executive officer employees as a group	748,332	9,831,274	1,345,535	45,200,121

(1)	Dollar value calculated as of the option grant date using the Black-Scholes option pricing model.

(2)	Restricted stock awards are valued for this table as of the grant date using the average of the high and low trading prices of our common stock on that date.

(3)	Represents awards granted in 2008 and amended in the fiscal year to accelerate vesting in connection with termination of employment.

The closing price of our common stock on the New York Stock Exchange on May 24, 2011 was $33.00 per share.

The Board of Directors recommends a vote “FOR” the amendment and re-approval of the 1996 Equity Incentive Plan.

Description of 1996 Equity Incentive Plan

General. Subject to adjustment in certain circumstances discussed below, the Plan, as amended in 1999, 2004, 2007 and 2009 and adjusted to reflect stock splits, authorizes the issuance of up to 35,000,000 shares of common stock. The amendment to the Plan, if approved by stockholders, will increase the number of shares of common stock covered by the Plan to 41,500,000, subject to adjustments in certain circumstances described below. Shares subject to grants under the Plan will be re-available to be included in other awards in the following circumstances:

•	to the extent awards under the Plan expire or are terminated for any reason without being exercised;

•	if the shares of common stock subject to an award are forfeited;

•	if the Committee permits the shares to be exchanged for awards not involving common stock; or

•	if the recipient uses the shares for the payment of the purchase price of shares upon exercise of a stock option.

Administration of the Plan. The Committee administers and interprets the Plan and has the sole authority to determine:

•	persons to whom awards may be granted under the Plan;

•	the type, size and other terms and conditions of each award;

•	the time when the awards will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting; and

•	any other matters arising under the Plan.

Except as provided by Rule 16b-3 under the Securities Exchange Act of 1934 or Section 162(m) of the federal tax code, the Plan authorizes the Committee to delegate its authority and duties under the Plan in certain circumstances to our Chief Executive Officer and other senior officers.

The Committee has full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. Except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs (as defined below) or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval.

Types of Awards. The Plan provides for the grant of any or all of the following types of awards: (1) stock options; (2) stock appreciation rights (“SARs”), in tandem with stock options or freestanding; (3) common stock, including restricted common stock, or common stock derivatives; (4) common stock units; (5) performance units; (6) performance shares; and (7) any other awards which are established by the Committee and are consistent with the Plan’s purpose. The Committee may grant these awards individually, in combination or in tandem.

Eligibility for Participation. Awards may be made to any key employee (including officers and employee directors) of Legg Mason or any of its subsidiaries as designated by the Committee. 821 employees received awards under the Plan for the fiscal year ended March 31, 2011. Subject to adjustment as described below, during any calendar year no participant may receive awards for more than 999,999 shares of common stock issued or available for issuance under the Plan.

Stock Options. Stock options granted under the Plan are so-called “nonqualified stock options” that are not intended to qualify as incentive stock options within the meaning of Section 422 of the federal tax code

(“NQSOs”). As of March 31, 2011, we had 5,419,458 stock options outstanding with a weighted-average exercise price of 59.82 and a weighted-average remaining life of 4.5 years.

All stock options are subject to the terms and conditions set forth in the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the participant in an award notice. The Committee must approve, or delegate the authority to approve, the form and provisions of each award notice.

The Committee fixes the option price per share at the date of grant. The option price of an NQSO may not be less than the fair market value of the underlying shares of common stock on the date of grant. The Committee also determines the term of each option; however, the exercise period may not exceed ten years from the date of grant.

The Committee determines the exercisability of stock options and specifies this in the award notice. The Committee may also accelerate the exercisability of any stock option. A participant, or, in the discretion of the Committee, a properly authorized broker-dealer on behalf of a participant, may exercise a stock option by delivering notice of exercise to the Committee with accompanying payment of the option price. Under the Plan, a participant may pay the option price:

•	in cash, or by check, bank draft or money order;

•

by delivering shares of common stock or restricted common stock as to which restrictions have lapsed owned by the participant and having a fair market value on the date of exercise equal to the option price; or

•	by any combination of the foregoing.

The participant must pay, at the time of exercise, the option price and the amount of any federal, state or local withholding tax due in connection with such stock option exercise. If the Committee approves, participants may elect to satisfy income tax withholding obligations by having shares withheld.

Stock Appreciation Rights. The Committee may grant SARs alone (“Freestanding SARs”) or in tandem with any stock option (“Tandem SARs”). A SAR entitles the participant, upon exercise, to receive the amount by which the fair market value of common stock on the date of exercise exceeds the fair market value of the stock on the date of grant.

A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR is exercisable to the extent its related stock option is exercisable and the exercise price of the SAR is the same as the option price under the related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Tandem SAR is canceled automatically to the extent of the number of shares covered by the stock option exercise.

The Committee will, with regard to a Freestanding SAR, determine the number of shares subject to the SAR, the manner and time of the SAR’s exercise, and the exercise price of the SAR. However, the exercise price of a Freestanding SAR will in no event be less than 50% of the fair market value of the common stock on the date of the grant of the Freestanding SAR.

Stock Awards. The Committee may grant awards in the form of shares of common stock, restricted shares of common stock or common stock derivatives (“Stock Awards”). Stock Awards may be granted purely as a bonus, subject to certain performance goals that meet the requirements of Section 162(m) of the federal tax code, or for consideration, subject to any conditions and restrictions the Committee imposes.

Performance Shares. The Committee may grant performance shares, which are either shares of common stock or units which are expressed in terms of common stock. Performance share awards are contingent upon the attainment over a period to be determined by the Committee (the “Performance Period”) of certain performance objectives. The Committee will also determine the performance objectives to be achieved during a Performance Period and the measure of whether and to what degree the objectives have been attained.

Performance Units. The Committee may grant performance units, which are units valued by reference to criteria chosen by the Committee other than common stock. Performance units are similar to performance shares in that they are contingently awarded based on the attainment over a Performance Period of certain performance objectives. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been achieved, will be determined by the Committee.

Awards Subject to Section 162(m). Section 162(m) of the federal tax code generally disallows a public company’s deductions for employee remuneration exceeding $1,000,000 per year for the chief executive officer and any of the other three most highly compensated executive officers of the company, but contains an exception for qualified “performance-based compensation.” Compensation is performance-based if it is payable solely on account of the achievement of one or more objective business criteria.

The Plan provides that within 90 days after the start of each fiscal year or Performance Period, the Committee will:

•	designate the participants who are subject to the provisions of Section 162(m) of the federal tax code;

•	select the performance goal or goals applicable to the year or other Performance Period; and

•

establish the amount or number, and the method of computing the amount or number of Stock Awards, performance shares or performance units which may be granted, or the amount of any loan made under the Plan which may be forgiven, upon the attainment of the performance goals.

The performance goals, without the amendment, shall be limited to one or more of the following:

•	future economic value per share of Common Stock;

•	earnings per share;

•	return on average common equity;

•	pre-tax income;

•	pre-tax operating income;

•	net revenue;

•	net income;

•	profits before taxes;

•	book value per share;

•	stock price; and

•	earnings available to common stockholders.

The amendment to the Plan, if approved by stockholders, will modify these performance goals as described above.

Following the completion of each fiscal year or other Performance Period, the Committee will certify in writing whether the applicable performance goals have been achieved for the applicable period and the amount or number of Stock Awards, performance shares or performance units, if any, payable to Section 162(m) participants, or the amount of any loan forgiven on behalf of any such participant, for the period. Legg Mason will pay the amounts due to a participant following the end of the applicable fiscal year or other Performance Period after the certification by the Committee.

The maximum annual amount that may be paid to, or the amount of any loan that may be forgiven on behalf of, a Section 162(m) participant for the 2012 fiscal year may not exceed $8,354,495, and for each subsequent fiscal year may not exceed 110% of the maximum amount for the preceding fiscal year. In determining this maximum amount, the value of any stock options and other awards not governed by these 162(m) provisions are not included.

Other Terms of Awards. The Plan authorizes awards to be paid in cash, common stock, common stock derivatives, a combination of the foregoing, or any other form of property, as determined by the Committee. However, except in limited situations, stock options, stock settled SARs, stock awards and performance units or shares payable in shares of common stock must be paid in shares of common stock or common stock derivatives. In addition, the Plan provides that the Committee may authorize the making of loans or cash payments to participants in connection with any award under the Plan or to be used to exercise a stock option or to pay any consideration required in connection with a Stock Award. These loans may be secured by any security, including common stock or common stock derivatives, underlying or related to the award (so long as the amount of the loan does not exceed the fair market value of the security subject to the award), and may be forgiven upon the terms and conditions established by the Committee at the time of the loans or at any time thereafter, including the attainment of performance goals that meet the requirements of Section 162(m) of the federal tax code. If an award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include, as part of the award, an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, a participant may defer payment of a Stock Award, performance share, performance unit, dividend or dividend equivalent.

The Plan provides for the forfeiture of awards in the event of termination of employment for a reason other than death, disability, retirement or any other approved reason. The Plan authorizes the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded a participant under the Plan in the event of his or her death, disability, retirement or termination for any other approved reason.

The Committee may, in an award notice or otherwise, establish terms, conditions, restrictions and/or limitations governing the grant of any award that are consistent with the Plan.

Restrictions on Transferability of Awards. No awards under the Plan may be transferred, except by will or the laws of descent and distribution, except, if permitted by the Committee and subject to any terms and conditions specified by the Committee, the participant may transfer an award to the participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more family members. The restrictions described in this sentence do not apply to any restricted shares of common stock received in connection with an award after the date that the restrictions on transferability of the shares have lapsed. During the lifetime of the participant, a stock option, SAR or similar type of award shall be exercisable only by him or her or by the family member or trust to whom the stock option, SAR or other award has been transferred in accordance with the terms of the Plan.

Amendment, Term and Termination of the Plan. Through the Committee, we may amend or terminate the Plan at any time. However, the Committee may not, without stockholder or Board approval, as necessary:

•	adopt any amendment which would increase the maximum number of shares which may be issued under the Plan (except as described below);

•	modify the Plan’s eligibility requirements; or

•	make any amendment that requires stockholder approval pursuant to Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the federal tax code.

The Plan became effective as of April 18, 1996, and will terminate on April 20, 2014, unless terminated earlier by the Board or extended by the Board with approval of our stockholders. The amendment to the Plan, if approved by stockholders, will extend the termination of the Plan to April 20, 2019. No award may be made under the Plan after its termination, but earlier awards may extend beyond the date of termination.

Adjustment Provisions. If there is any change in the number of outstanding shares of common stock through the declaration of stock dividends, stock splits or the like, the number of shares available for awards, the shares subject to any existing award and the option prices or exercise prices of existing awards will be automatically adjusted. If there is any change in the number of outstanding shares of common stock through any change in the capital account of Legg Mason, or through any other transaction referred to in Section 424(a) of the federal tax code, the Committee will make appropriate adjustments in the maximum number of shares of common stock which may be issued under the Plan and any adjustments and/or modifications to outstanding awards as it deems appropriate. In the event of any other change in our capital structure or in the common stock, the Committee is authorized to make appropriate adjustments in the maximum number of shares of common stock available for issuance under the Plan and any adjustments and/or modifications to outstanding awards.

Federal Income Tax Consequences. There are no federal income tax consequences to participants or to Legg Mason upon the grant of a NQSO under the Plan. Upon the exercise of NQSOs, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price of the NQSO, and we will generally be entitled to a corresponding federal income tax deduction. Upon the sale of shares of common stock acquired by exercise of a NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares of common stock were held) in an amount equal to the difference between the amount realized upon the sale and the participant’s adjusted tax basis in the shares of common stock (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

Local and state tax authorities may also tax incentive compensation awarded under the Plan.

Tax Withholding. We may require a participant to pay us the amount of any taxes which we are required to withhold in connection with any award or to take whatever action we deem necessary to satisfy any federal, state and local income and employment withholding tax obligations arising under the Plan. Our obligation to issue shares of common stock upon the exercise of a stock option or any other award is conditioned upon the Committee being satisfied that the grantee has complied with any tax withholding requirements. We may deduct from any cash payment under the Plan an amount sufficient to cover the participant’s federal, state and local withholding tax obligations associated with the payment.

PROPOSED AMENDMENT OF THE LEGG MASON, INC. ARTICLES OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

Legg Mason’s Board of Directors has unanimously approved and is recommending that stockholders approve an amendment of Legg Mason’s Articles of Incorporation, as amended, to provide for the phased-in elimination of the classified board structure and annual election of directors. The text of the proposed amendment is set forth in Exhibit A to this Proxy Statement.

This proposal results from an ongoing review of corporate governance practices by the Nominating & Corporate Governance Committee and the Board. In its review, the Board carefully considered the advantages and disadvantages of maintaining a classified board structure. In favor of declassification, the Board noted that declassification would allow our stockholders to evaluate all directors annually and would support the maintenance of corporate governance best practices. The Board also considered that many U.S. public companies have eliminated their classified board structures in recent years in favor of annual elections and that many investors now consider the election of directors to be the primary means for stockholders to influence corporate governance polices and to increase a board’s accountability. In favor of retaining the classified board structure, the Board considered the benefits the company has received from its classified board, including that such structure promotes board continuity and stability and helps protect a company against certain coercive takeover tactics. After carefully weighing these considerations, the Board concluded the advantages of a declassified board outweigh those of a classified board. The Board believes that the annual election of all directors will both enhance our corporate governance practices and be an effective way to maintain and enhance the accountability of the Board. Accordingly, the Board, upon recommendation of the Nominating & Corporate Governance Committee, has unanimously determined that it is in the best interests of the company to eliminate the classified board structure as proposed.

Legg Mason’s Articles of Incorporation currently provide that the Board shall be divided into three classes as nearly equal in number as possible with members of each class serving for three-year terms. If this proposal is approved, all directors will be elected annually beginning at the 2014 Annual Meeting. The directors to be elected at the 2011 Annual Meeting will be elected to serve a full three-year term. The directors to be elected at the 2012 Annual Meeting will be elected to serve a two-year term. The directors to be elected at the 2013 Annual Meeting will be elected to serve a one-year term. At the 2014 Annual Meeting and at each annual meeting thereafter, all directors will be elected annually. Because the declassification process discussed in this proposal would not be complete until the 2014 Annual Meeting, it would not operate to shorten the upcoming term of any of our directors nominated for election at the 2011 Annual Meeting.

If the proposal is approved by stockholders, the Board will make conforming amendments to our Bylaws and Corporate Governance Principles.

The affirmative vote of the holders of at least 70% of the shares of the company’s outstanding common stock will be required for approval of this proposal. If approved, the amendment will become effective upon the filing with the Maryland State Department of Assessments and Taxation, which we intend to do promptly following the Annual Meeting. If the proposal is not approved, the Board will remain classified.

The Board of Directors recommends a vote “FOR” the amendment of the Articles of Incorporation to provide for the annual election of directors.

ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

We believe that the compensation of our named executive officers is performance-oriented and consistent with the interests of our stockholders. Our compensation programs for named executive officers are intended to link compensation to performance; to provide competitive compensation levels to attract, retain and reward executives; and to align management’s interests with those of our stockholders.

Our named executive officer compensation is primarily based on incentive compensation, typically paid in a combination of cash bonuses and option and restricted stock awards, which vest over time. Base salaries, the only component of overall compensation that is not variable, constitute a relatively small portion of the compensation of our named executive officers. Incentive compensation awards are made after a fiscal year end and are primarily based upon our corporate performance and the performance of our named executive officers. Our equity incentive awards are designed to tie a significant portion of incentive compensation directly to the long-term performance of our company, as measured by our stock price. We also have adopted a policy for recoupment of incentive compensation from named executive officers in the event a named executive officer’s acts or omissions contribute to a need for a material restatement of our financial results or if a named executive officer is terminated with cause.

In addition to these principles, we encourage stockholders to read the Compensation Discussion and Analysis section of this Proxy Statement, the 2011 Summary Compensation Table and the other related tables and disclosure for a detailed description of the fiscal year 2011 compensation of our named executive officers. As is discussed above, we believe our named executive officer compensation for fiscal year 2011 appropriately reflects our improved results during the fiscal year and is supported by comparisons of our compensation to that of our competitors. Specifically, we believe the compensation provided for the fiscal year to our named executive officers is supported by the following factors: 1) as compared to fiscal year 2010, our fiscal year 2011 net income increased by 24% and diluted earnings per share increased by 23%; 2) our adjusted operating margin improved by 250 basis points over the prior year; 3) over 70% of our marketed composite assets under management outperformed their respective indexes for the 1-, 3-, 5-, and 10-year periods; 4) our stockholders received a total stockholder return during the fiscal year of 26.6%, which placed us second in a group of nine publicly traded asset management firms; 5) the fiscal year 2011 total compensation for our Chief Executive Officer ranked in the bottom quartile when compared to the total compensation paid to chief executive officers at the asset management competitors in the 15 company competitor group the Committee uses for compensation comparisons; and 6) the compensation paid to three of our four other continuing named executive officers was below the median and for the fourth was in the third quartile, when compared to compensation paid to executives with similar responsibilities at the competitor companies.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers. This vote is advisory and therefore not binding on the company. However, we value the opinion of our stockholders and the Board of Directors and the Committee will review the voting results and will take into account the outcome of the vote when considering future compensation decisions for the named executive officers.

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that the company’s stockholders approve, on a non-binding advisory basis, the compensation paid to the company’s named executive officers, as disclosed in the company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”

The Board of Directors recommends a vote “FOR” approving the named executive officer compensation as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In addition to the advisory vote on named executive officer compensation, we are asking stockholders to vote, on an advisory basis, on the recommended frequency for which we will hold future stockholder advisory votes on named executive officer compensation. In accordance with Section 14A of the Securities Exchange Act of 1934, stockholders have the opportunity to vote on whether advisory votes on named executive officer compensation should be held every year, every two years, or every three years.

After careful consideration, our Board of Directors has determined that holding an advisory vote on named executive officer compensation annually is the most appropriate policy for Legg Mason at this time, and recommends that stockholders vote for the company to hold annual advisory votes on named executive officer compensation. While our executive compensation programs are designed to promote a long-term connection between pay and performance, the Board of Directors recognizes that an annual advisory vote on named executive officer compensation will allow our stockholders to provide us every year with their view on our compensation philosophy, policies and practices as disclosed in the annual proxy statement. We believe that an annual advisory vote on named executive officer compensation is consistent with our practice of seeking the views of, and engaging in discussions with, our stockholders on corporate governance matters and other matters of significance.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or you may abstain from voting. The Board of Directors will take the stockholders’ recommendation into account when considering the frequency of holding advisory votes on named executive officer compensation. However, because this vote is advisory and not binding, the Board may decide that it is in the best interests of stockholders for the company to hold an advisory vote on named executive officer compensation more or less frequently than the option receiving the greatest number of votes of our stockholders.

The Board of Directors recommends that stockholders vote for the option of once every “ONE-YEAR” as the frequency with which stockholders are provided an advisory vote on named executive officer compensation.

PROPOSED RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP to be our independent registered public accounting firm for the fiscal year ending March 31, 2012. This appointment will be submitted for ratification by our stockholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

We are voluntarily submitting the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm to our stockholders for ratification because we believe it is a matter of good corporate practice. If our stockholders do not ratify the appointment, our Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, but still may retain them. Even if the appointment is ratified, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of independent registered public accounting firm.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our consolidated financial statements for the fiscal years ended March 31, 2011 and March 31, 2010 and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

	2011	2010
Audit Fees(1)	$6,967,000	$6,566,000
Audit-Related Fees(2)	1,347,000	1,318,000
Tax Fees(3)	75,000	—
All Other Fees(4)	586,000	397,000

Total Fees	$8,975,000	$8,281,000

(1)	Audit fees consisted of fees for the annual audit, including an audit of internal controls over financial reporting, and quarterly reviews of our financial statements, services provided for statutory audits of certain subsidiaries and services provided in connection with other statutory or regulatory filings or engagements including consents related to SEC filings.

(2)	Audit-related fees consisted of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, and included fees for reviews of controls related to certain processes at asset management subsidiaries.

(3)	Tax fees consisted primarily of tax advice and assistance for domestic and international matters.

(4)	All other fees included attest services related to compliance with investment performance standards and custody audits at certain subsidiaries, as well as subscriptions to professional publications.

Pre-Approval of Independent Registered Public Accounting Firm Services

The Audit Committee approves all audit and permitted non-audit services to be performed for Legg Mason or its subsidiaries by PricewaterhouseCoopers LLP. The Chairman of the Audit Committee may pre-approve permissible proposed non-audit services that arise between committee meetings if the decision to pre-approve the service is presented for ratification at the next scheduled Audit Committee meeting.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

We must receive in writing, at our principal executive offices located at 100 International Drive, Baltimore, Maryland 21202, Attn: Corporate Secretary, any stockholder proposal intended for inclusion in the proxy material for the 2012 Annual Meeting on or before February 16, 2012. The inclusion of any proposal will be subject to applicable rules of the SEC. Under our Bylaws, stockholders who would like to submit proposals for the 2012 Annual Meeting of Stockholders must send written notice of the proposal to our Corporate Secretary, at the above address, between January 17, 2012 and February 16, 2012. In the event our 2012 Annual Meeting is held more than 30 days before or after July 26, 2012, notice must be delivered between the 150th day prior to the date of the meeting and 5:00 p.m., Eastern Time, on the later of the 120th day before the meeting or the tenth day following the day on which we publicly announce the date of the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, our executive officers and directors are required to file with the SEC and the New York Stock Exchange reports of their ownership of our common stock. Based solely on a review of copies of such reports furnished to us, or written representations that no reports were required, we believe that during the fiscal year ended March 31, 2011 our executive officers and directors complied with the Section 16(a) requirements.

OTHER MATTERS

To the extent that this Proxy Statement is incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement titled “Compensation Committee Report,” and “Audit Committee Report” (the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in such filing.

All descriptions of benefits plans and agreements contained in this Proxy Statement are summaries and are qualified in their entirety by reference to the actual plans or agreements.

For those stockholders who receive the Notice of Internet Availability of Proxy Materials, this Proxy Statement and the 2011 Annual Report are also available at the company’s website at http://ir.leggmason.com/docs.aspx?iid=102761. In addition, a copy of the 2011 Annual Report will be provided without charge upon the written request of any stockholder to Investor Relations, Legg Mason, 100 International Drive, Baltimore, MD 21202.

Our Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matters should come before the Meeting, the persons named in the enclosed proxy will act thereon according to their best judgment.

By order of the Board of Directors,

THOMAS C. MERCHANT

Secretary

Exhibit A

LEGG MASON, INC.

ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

FIRST: The Articles of Incorporation of Legg Mason, Inc., a Maryland corporation (the “Corporation”), are hereby revised by amending Article SIXTH as follows:

1. Paragraph 1 of Article SIXTH is being amended by deleting the existing paragraph in its entirety and inserting in place thereof a new paragraph to read as follows:

“Each director who is serving as a director immediately following the 2011 Annual Meeting of Stockholders, or is elected thereafter as a director, shall hold office until the expiration of the term for which he or she has been elected, and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office. At the 2012 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a two-year term expiring at the 2014 Annual Meeting of Stockholders. At the 2013 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a one-year term expiring at the 2014 Annual Meeting of Stockholders. At the 2014 Annual Meeting of Stockholders, and at each Annual Meeting of Stockholders thereafter, all directors shall be elected for terms expiring at the next Annual Meeting of Stockholders.”

SECOND: The amendments to the Articles of Incorporation of the Corporation as hereinabove set forth have been duly advised by the Board of Directors and approved by the Stockholders of the Corporation as required by law.

THIRD: The undersigned President acknowledges these Articles of Amendment to be the corporate act of said Corporation and with respect to all matters and facts otherwise required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, such matters and facts are true in all material respects and such statement is made under the penalties of perjury.

IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its President and attested to by its Secretary on this     th day of July, 2011.

ATTEST:	LEGG MASON, INC.

By:
Thomas C. Merchant Secretary		Mark R. Fetting President and Chief Executive Officer

Appendix A

LEGG MASON, INC.

1996 EQUITY INCENTIVE PLAN

(As Amended July 27, 1999, July 20, 2004, March 28, 2006, July 19, 2007, October 27, 2008,

July 28, 2009, May 24, 2011 and July 26, 2011)

1.	Purpose

The purpose of the Plan is to provide motivation to Key Employees of the Company and its Subsidiaries to put forth maximum efforts toward the continued growth, profitability, and success of the Company and its Subsidiaries by providing incentives to such Key Employees through the ownership and performance of the Common Stock or Common Stock derivatives of the Company. Toward this objective, the Committee may grant stock options, stock appreciation rights, Stock Awards, performance units, performance shares, and/or other incentive awards to Key Employees of the Company and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

2.	Definitions

2.1    “Award” means any form of stock option, stock appreciation right, Stock Award, performance unit, performance shares or other incentive award granted under the Plan, whether individually, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

2.2    “Award Notice” means a written notice from the Company to a Participant that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers.

2.3    “Board” means the Board of Directors of the Company.

2.4    “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.5    “Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under paragraph 3 hereof. So long as required by law, the Committee shall consist of not less than two members, each of whom shall be a “disinterested person” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code and related Treasury regulations. The Committee shall from time to time designate the Key Employees who shall be eligible for Awards pursuant to this Plan.

2.6    “Common Stock” means common stock, par value $.10 per share, of the Company.

2.7    “Company” means Legg Mason, Inc.

2.8    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.9    “Fair Market Value” of the Common Stock for any purpose on a particular date means the mean of the high and low sales prices of the Common Stock as reported by the New York Stock Exchange (or other principal registered national securities exchange on which the Common Stock is listed), or, if the Common Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the mean of the high and low sales prices of the Common Stock on the last preceding date on which the Common Stock was traded. If the Common Stock is not listed on any registered national securities exchange or quoted on NASDAQ, then the Fair Market Value of the Common Stock shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method consistent with Section 409A of the Code and the regulations promulgated thereunder.

2.10    “Key Employee” means officers of the Company or a Subsidiary and any other employee of the Company or a Subsidiary so designated by the Committee.

2.11    “Participant” means any individual to whom an Award has been granted by the Committee under this Plan.

2.12    “Plan” means the Legg Mason, Inc. 1996 Equity Incentive Plan.

2.13    “Stock Award” means an award granted pursuant to paragraph 10 hereof in the form of shares of Common Stock, Common Stock derivatives, restricted shares of Common Stock, and/or Units of Common Stock.

2.14    “Subsidiary” means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50 percent or more.

2.15    “Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

3.	Administration

The Plan shall be administered by the Committee. The Committee shall have the authority to (a) interpret the Plan and make factual determinations; (b) establish or amend such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (c) select Key Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Stock Award, performance unit, performance share, or other incentive award established by the Committee in accordance with clause (h) below, the number of shares or Units subject to the Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee; (e) determine whether Awards will be granted individually, in combination or in tandem; (f) grant waivers of Plan terms, conditions, restrictions, and limitations; (g) accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.1 hereof, which the Committee determines are consistent with the Plan’s purpose; and (i) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; provided, however, that the Committee may not exercise its authority or discretion in a manner that would cause an Award to violate the provisions of Section 409A of the Code. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. All actions required of the Committee under the Plan shall be made in the Committee’s sole discretion, not in a fiduciary capacity and need not be uniformly applied to other persons, including similarly situated persons. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other senior officers of the Company under such conditions and/or subject to such limitations as the Committee may establish; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or to whom Section 162(m) of the Code applies.

4.	Eligibility

Any Key Employee is eligible to become a Participant of the Plan.

5.	Shares Available

The maximum number of shares of Common Stock, $0.10 par value per share, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not

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exceed 41,500,000 (such amount shall be subject to adjustment as provided in paragraph 19 for events occurring after July 26, 2011). Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Common Stock that shall be granted under the Plan to any one individual during any calendar year shall be 250,000. (Such amount shall be subject to adjustment as provided in paragraph 19.) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of Common Stock, or are exchanged in the Committee’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which a stock appreciation right (“SAR”) has been exercised and paid in cash shall again be available for grant under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

6.	Term

The Plan shall become effective as of April 18, 1996, subject to its approval by the Company’s shareholders at the 1996 Annual Meeting. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Company’s shareholders. Awards shall not be granted pursuant to the Plan after April 20, 2019.

7.	Participation

The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee, can further the Plan’s purposes. Once a Participant is so selected, the Committee shall determine the type or types of Awards to be made to the Participant and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

8.	Stock Options

(a) Grants. Awards may be granted in the form of stock options to purchase Common Stock or Common Stock derivatives. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

(b) Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the date of the stock option’s grant.

(c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with Section 422 of the Code. Accordingly, to the extent that the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) exceeds $100,000 (or such other limit as may be required by the Code), then such option as to the excess shall be treated as a nonqualified stock option. Further, the per share option price of an incentive stock option shall not be less than the Fair Market Value of the Common Stock on the date of the grant. An incentive stock option shall not be granted to any Participant who is not an employee of the Company or any “subsidiary” (within the meaning of section 424(f) of the Code). An incentive stock option shall not be granted to any employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” of the Company (within the meaning of section 424(f) of the Code), unless the purchase price per

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share is not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the option exercise period is not more than five years from the date of grant. Otherwise, each option shall expire not later than ten years from its date of grant. Otherwise, each option shall expire not later than ten years from its date of grant.

(d) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan. Notwithstanding the forgoing, a stock option shall not be entitled to receive or accrue dividends or dividend equivalents; however, once a Participant has exercised a stock option, the Participant will be entitled to any dividends paid or payable to owners of the Common Stock following exercise.

(e) Exercise. Upon exercise, the option price of a stock option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) in shares of Common Stock or shares of restricted Common Stock as to which restrictions have lapsed; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. Subject to the discretion of the Committee, any option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing such option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an incentive stock option, the disposition of such shares and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 and any successor rules and regulations applicable to such exercise. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

(f) Rule 16b-3 Restrictions. A Participant who is a director or officer subject to Section 16 of the Exchange Act shall be required to exercise stock options in accordance with the requirements of Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

9.	Stock Appreciation Rights

(a) Grants. Awards may be granted in the form of stock appreciation rights SARs. A SAR may be granted in tandem with all or a portion of a related stock option under the Plan (“Tandem SARs”), or may be granted separately (“Freestanding SARs”). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the exercise price to the market value on the date of exercise. In the case of SARs granted in tandem with stock options granted prior to the grant of such SARs, the appreciation in value is from the option price of such related stock option to the market value on the date of exercise. No SAR may be exercised for cash by an officer or director of the Company who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(b) Terms and Conditions of Tandem SARS. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the “exercise price” of such an SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than the Fair Market Value of the Common Stock on the date of the Tandem SAR’s grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof, except to the extent any shares of Common Stock are issued to settle the SAR.

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(c) Terms and Conditions of Freestanding SARS. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee and designated in the Award Notice. The exercise price of a Freestanding SAR shall also be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value of the Common Stock on the date of the Freestanding SAR’s grant.

(d) Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if exercised, would result in a payment to the holder of such SAR.

(e) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan. Notwithstanding the forgoing, a SAR shall not be entitled to receive or accrue dividends or dividend equivalents.

10.	Stock Awards

(a) Grants. Awards may be granted in the form of Stock Awards. Stock Awards may consist of grants of Common Stock or Common Stock derivatives, and may be granted either for consideration or for no consideration, as determined in the sole discretion of the Committee. Stock Awards shall be awarded in such numbers and at such time during the term of the Plan as the Committee shall determine.

(b) Terms and Conditions of Awards. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate, unless the Stock Award is subject to the provisions of paragraph 13 or the Stock Award is subject to the provisions of Section 409A of the Code.

(c) Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

(d) Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

11.	Performance Units

(a) Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

(b) Performance Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

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12.	Performance Shares

(a) Grants. Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock.

(b) Performance Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

(c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

13.	Provisions Applicable to Section 162(m) Participants

(a) Designation of Participants and Goals. Within 90 days after the start of each fiscal year (or by such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing: (i) designate the Participants for whom the grant of Stock Awards, performance units, or performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any), shall be subject to this paragraph 13; (ii) select the performance goal or goals applicable to the fiscal year or years included within any performance period; (iii) establish the number or amount of Stock Awards, performance units and performance shares which may be earned for such year or such years within a performance period by each such Participant; (iv) specify the relationship between performance goals and the amount or number of Stock Awards, performance units or performance shares to be earned by each such Participant for such year or period and (v) the method for computing the amount or number of Stock Awards, performance units or performance shares payable if the performance goals are attained.

The Committee may specify that the amount or number of Stock Awards, performance units and performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any) will be earned if the applicable target is achieved for one goal or for any one of a number of goals for a fiscal year or years within a performance period. The Committee may also provide that the amount or number of Stock Awards, performance units and performance shares to be earned for a given fiscal year or years within a performance period will vary based upon different levels of achievement of the applicable performance targets.

(b) Performance Criteria. For purposes of this paragraph 13, performance goals shall mean one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) future economic value per share of Common Stock, (ii) basic diluted or adjusted earnings per share of Common Stock (either before or after taxes); (iii) growth in earnings per share of Common Stock; (iv) return on average common equity, return on capital or return on equity, (v) net revenue; (vi) operating income or profit; (vii) net income or profit (either before or after taxes); (viii) earnings and/or net income or profit before interest and taxes; (ix) earnings and/or net income or profit before interest, taxes, depreciation and amortization; (x) margins, operating margins, adjusted margins or adjusted operating margins; (xi) return on assets; (xii) net cash provided by operations; (xiii) free cash flow; (xiv) price of Common Stock; (xv) book value per share, (xvi) economic profit; (xvii) economic value; and (xviii) total stockholder return. Such measure(s) shall be subject to adjustment by the Committee, to the extent consistent with Section 162(m) of the Code, (i) to reflect adjustments (including adjustments not under generally accepted accounting principles) made in the computation of the Company’s publicly reported adjusted income, adjusted income per share or adjusted operating margins (or any successor measures publicly reported by the Company at the time the award is issued) and (ii) to remove the effect of

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(1) restructurings, discontinued operations or extraordinary items, (2) any item of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, (3) the disposal of a segment or a business, or (4) a change in accounting principle or otherwise, (5) incentive compensation accrued under the plan for the fiscal year, (6) any charges to compensation expense incurred during the fiscal year resulting from issuing minority equity interests in one or more of the Company’s subsidiaries to their management teams in a one-time restructuring of the employment arrangements with each such management team, and (7) any income, gain, or loss attributable to the business operations of any entity acquired by the Company during the fiscal year or attributable to any transaction during the fiscal year in which a business or company is acquired.

(c) Annual Payment. Following the completion of each fiscal year or completion of a performance period, the Committee shall certify in writing whether the applicable performance goals have been achieved for such year or performance period and the amount or number of Stock Awards, performance shares or performance units, if any, payable to a Participant for such fiscal year or performance period. The amounts due to a Participant to whom this paragraph 13 applies will be paid following the end of the applicable fiscal year or performance period after such certification by the Committee. In determining the amount due to a Participant to whom this paragraph applies for a given fiscal year or performance period, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the year.

(d) Restrictions. Anything in this paragraph 13 to the contrary notwithstanding, the maximum annual amount that may be paid to a Participant under the Plan for (i) the fiscal year in which the Plan is approved by the Stockholders of the Company shall equal no more than $2,000,000 and (ii) each subsequent fiscal year shall equal 110 percent of such maximum amount for the preceding fiscal year; provided that the maximum annual amount determined under this paragraph 13 shall be determined without regard to the value of any stock options granted to a Participant under the Plan.

(e) Adjustment for Non-Recurring Items, Etc. Notwithstanding anything herein to the contrary, if the Company’s financial performance is affected by any event that is of a non-recurring nature, the Committee in its sole discretion may make such adjustments in the financial criteria as it shall determine to be equitable and appropriate in order to make the calculations of Awards, as nearly as may be practicable, equivalent to the calculation that would have been made without regard to such event; provided, however, in the case of a Participant subject to Section 162(m) of the Code, in no event may such discretion be exercised in a manner that would increase the amount payable with respect to an outstanding Award upon attainment of the applicable performance goals. In the event of a significant change of the business or assets of the Company under circumstances involving an acquisition or a merger, consolidation or similar transaction, the Committee shall, in good faith, recommend to the Board for approval such revisions to the financial criteria and the other terms and conditions used in calculating Awards for the then current Plan Year as it reasonably deems appropriate in light of any such change. The exercise of any such discretion shall in all events be made in a manner that does not affect the status of an Award as qualified performance based compensation for purposes of Section 162(m) of the Code.

(f) Repeal of Section 162(m). Without further action by the Board, the provisions of this paragraph 13 shall cease to apply on the effective date of the repeal of Section 162(m) of the Code (and any successor provision thereto).

14.	Loans

To the extent permitted by applicable law, the Committee may authorize the making of loans or cash payments to Participants in connection with any Award under the Plan, the exercise of a stock option or the payment of consideration in connection with a Stock Award, which loan may be secured by any security, including Common Stock or Common Stock derivatives, underlying or related to such Award or payment (provided that such loan shall not exceed the fair market value of the security subject to such Award or so purchased), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loans or at any time thereafter, including the attainment of a performance goal or goals pursuant to

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paragraph 13. Any loans authorized by the Committee shall be made and administered in a manner that is consistent with (and does not violate) the provisions of Section 409A of the Code (to the extent applicable).

15.	Payment of Awards

At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, Common Stock derivatives, a combination of any of the foregoing, or any other form of property as the Committee shall determine; provided that, unless otherwise expressly stated in the Award Notice for a specific Award and other than payments for partial shares of Common Stock, all Awards that are stock options, stock settled SARs, Stock Awards (including restricted shares of Common Stock) and performance units or performance shares payable in shares of Common Stock shall be paid in shares of Common Stock or Common Stock derivatives and not cash or any other form of property. In addition, payment of Awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee. To the extent that an Award constitutes deferred compensation under Section 409A of the Code (e.g., because the Award or any portion thereof is payable, transferrable or distributable more than two and one-half months after the close of the calendar year in which the Participant’s rights vest), then such payment, distribution or transfer shall be made in accordance with the provisions of Section 409A of the Code and the Award Notice shall contain provisions that comply with the distribution restrictions contained in Section 409A of the Code (including, in the case of a specified employee, the requirement that any payment made on account of the Participant’s separation from service shall not be made earlier than the first business day of the seventh month following the Participant’s separation from service, or if earlier the date of death of the Participant). Any payment that is delayed in accordance with the foregoing sentence shall be made on the first business day following the expiration of such six (6) month period. The terms “specified employee” and “separation from service” shall have the meaning assigned to such terms under Section 409A of the Code.

16.	Termination of Employment

If a Participant’s employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be cancelled or forfeited, as the case may be, unless the Participant’s Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. To the extent applicable, such rules and regulations shall conform to the provisions of Section 409A of the Code and the regulations promulgated thereunder. Notwithstanding the foregoing, and to the extent that an incentive stock option is not treated as a nonqualified stock option by the Committee or under the terms of the Plan, an incentive stock option may not be exercisable more than 90 days after the date the Participant terminates employment for any reason; provided, however, that if the Participant terminates employment because of a disability, the incentive stock option may not be exercised more than one year after the date of such termination. For Participants covered under paragraph 13, with respect to an Award relating to performance periods beginning after January 1, 2009, if a Participant’s employment with the Company or a Subsidiary terminates for a reason other than death or disability, only Awards with respect to which the required performance goals have been attained and certified in accordance with the Award Notice are eligible for payment under this paragraph 16, subject to the otherwise applicable terms of the Plan and the Award Notice.

17.	Dividends and Dividend Equivalents

If an Award is granted in the form of a Stock Award, performance share, or any other stock-based grant (other than a stock option or SAR), the Committee may choose, at the time of the grant of the Award or any time

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thereafter up to the time of the Award’s payment (and subject to the provisions of Section 409A of the Code to the extent applicable to the Award), to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. Dividends or dividend equivalents may, at the Committee’s discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares.

18.	Additional Terms Relating to Outstanding Awards

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding options or SARs or cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price that is less than the exercise price of the original options or SARs without stockholder approval.

19.	Nonassignability

No stock options, SARs, performance shares or other derivative securities (as defined in the rules and regulations promulgated under Section 16 of the Exchange Act) awarded under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfers by will or the laws of descent and distribution; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant’s family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided, further, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Notice have lapsed. During the lifetime of the Participant, an Option, SAR, or similar-type other award shall be exercisable only by him or by the family member or trust to whom such Option, SAR, or other Award has been transferred in accordance with the previous sentence.

20.	Adjustment of Shares Available

If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of the Company, or through any other transaction referred to in Section 424(a) of the Code, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate.

21.	Withholding Taxes

The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding

9

from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock, having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes; provided that if the Participant is a director or officer who is subject to Section 16 of the Exchange Act, the withholding of shares of Common Stock must be made in compliance with Rule 16b-3 under the Exchange Act.

22.	Noncompetition Provision

Unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, the right to all dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Chief Executive Officer of the Company is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the grant, exercise, payment or deferral of any Award made under the Plan, or the right to any dividends and dividend equivalents, on a Participant’s compliance with the terms of this paragraph 21 and any other terms specified by the Committee in the Award Notice, and cause such a Participant to forfeit any payment which is deferred or to grant to the Company the right to obtain equitable relief if the Participant fails to comply with the terms hereof.

23.	Amendments to Awards

Subject to the requirements of paragraph 13, the Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant’s consent (unless such amendment is necessary or advisable, in the opinion of the Committee, to conform to or maintain compliance with any and all applicable statutes, regulations and rules).

24.	Compliance with Law

Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3, as the Rule may be amended or replaced, under the Exchange Act.

25.	No Right to Continued Employment or Grants

Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Key Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant or to be granted an Award.

26.	Amendment

The Committee may suspend or terminate the Plan at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but may not without Board and shareholder approval adopt any

10

amendment which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in paragraph 19), or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further that the Committee shall not amend the Plan without the approval of the Board or the shareholders if such approval is required by Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, in each case as such provisions may be amended from time to time.

27.	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Maryland except as superseded by applicable Federal Law.

28.	Code Section 409A

To the extent that Section 409A of the Code applies to any election or payment, distribution or transfer made in connection with an Award, then such election, payment, distribution or transfer made shall be made in conformance with the provisions of Section 409A of the Code, and if the provisions of any such Award are subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Award complying with the applicable provisions of Section 409A of the Code (including, but not limited to the restrictions applicable to specified employees with respect to any payment, distribution or transfer made on account of a Participant’ separation from service).

11

ANNUAL MEETING OF STOCKHOLDERS OF

July 26, 2011

PROXY VOTING INSTRUCTIONSINTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access theweb page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from anyCOMPANYNUMBER touch-tone telephone and follow the instructions.Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.

ACCOUNTNUMBER

MAIL - Sign, date and mail your proxy card in the envelope

provided as soon as possible.

IN PERSON - You may vote your shares in person by attending

the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy

Card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp CoNumber=25493

-Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20533304030000000000 4

072611

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

The Board recommends a vote FOR all nominees.The Board recommends a vote FOR the following proposals.FOR

AGAINSTABSTAIN

1. Election of five Directors for the three-year term ending in 20142.Amendment and re-approval of the Legg Mason, Inc. 1996 Equity

Incentive Plan;

NOMINEES:

FOR ALL NOMINEES

OHarold L. Adams

3.Amendment of the Legg Mason, Inc. Articles of Incorporation to provide for

O

John T. Cahillthe annual election of directors;

WITHHOLD AUTHORITY

OMark R. Fetting4.

An advisory vote on the compensation of the Company’s named

FOR ALL NOMINEESOMargaret Milner Richardson

executive officers;

OKurt L. SchmokeThe Board recommends you vote “ONE-YEAR” on the following proposal.

FOR ALL EXCEPT

1 year2 years

3 yearsABSTAIN(See instructions below)

5. An advisory vote on frequency of advisory votes on thecompensation of the Company’s named executive officers;

The Board recommends a vote FOR the following proposal.

FORAGAINST ABSTAIN

6.Ratification of the appointment of PriceWaterhouseCoopers LLP as independent registered public accounting firm; and

7.Any other matter that may properly come before the meeting or any adjournment thereof.INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”

Receipt of notice of the meeting, proxy statement and 2011 annual report is herebyand fill in the circle next to each nominee you wish to withhold, as shown here:

acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof.

JOHN SMITH

This proxy will be voted on each of the foregoing items as specified by the person signing it, but if no specification is made, the proxy will be FOR the election of

1234 MAIN STREETDirectors, FOR all proposals and FOR “ONE-YEAR”.

APT. 203

NEW YORK, NY 10038

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted viathis method.

Signature of Stockholder

Date:Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF’s named

FOR ALL NOMINEES O

Margaret Milner Richardson executive officers;

O Kurt L. Schmoke

The Board recommends you vote “ONE-YEAR” on the following proposal.

FOR ALL EXCEPT

1 year

2 years 3 years ABSTAIN

(See instructions below)

5. An advisory vote on frequency of advisory votes on the

compensation of the Company’s named executive officers;

The Board recommends a vote FOR the following proposal.

FOR AGAINST ABSTAIN

6. Ratification of the appointment of PriceWaterhouseCoopers LLP as independent registered public accounting firm; and

7. Any other matter that may properly come before the meeting or any adjournment thereof. INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”

Receipt of notice of the meeting, proxy statement and 2011 annual report is hereby and fill in the circle next to each nominee you wish to withhold, as shown here: acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof. This proxy will be voted on each of the foregoing items as specified by the person signing it, but if no specification is made, the proxy will be FOR the election of

Directors, FOR all proposals and FOR “ONE-YEAR”.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder

Date: Signature of Stockholder

Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

July 26, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card

are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp CoNumber=25493

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

20533304030000000000 4 072611

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

The Board recommends a vote FOR all nominees. The Board recommends a vote FOR the following proposals.

FOR AGAINST

ABSTAIN 1. Election of five Directors for the three-year term ending in 2014

2. Amendment and re-approval of the Legg Mason, Inc. 1996 Equity

Incentive Plan;

NOMINEES:

FOR ALL NOMINEES O

Harold L. Adams 3. Amendment of the Legg Mason, Inc. Articles of Incorporation to provide for the annual election of directors;

O John T. Cahill

WITHHOLD AUTHORITY

O Mark R. Fetting 4. An advisory vote on the compensation of the Company

0 LEGG MASON

GLOBAL ASSET MANAGEMENT

Proxy for Legg Mason, Inc. Annual Meeting of Stockholders, July 26, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LEGG MASON, INC.

IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned hereby appoints Mark R. Fetting, Thomas P. Lemke and Joseph A. Sullivan, and each of them, as proxy, with full power of substitution, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Legg Mason, Inc., on July 26, 2011, at 10:00 a.m., and at any adjournment thereof.

(Continued and to be signed on the reverse side.)

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